UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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SECURITY CAPITAL ASSURANCE LTD

(Name of Registrant as Specified in Its Charter)

Not Applicable

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SECURITY CAPITAL ASSURANCE LTD

_______________________

NOTICE OF ANNUAL GENERAL MEETING OF HOLDERS OF COMMON SHARES
TO BE HELD ON MAY 4, 2007

_______________________

Hamilton, Bermuda

April 2, 2007

TO THE HOLDERS OF COMMON SHARES OF SECURITY CAPITAL ASSURANCE LTD:

     Notice is hereby given that the Annual General Meeting of holders (the “Shareholders”) of Common Shares of Security Capital Assurance Ltd (the “Company”) will be held at The Fairmont Hamilton Princess, 76 Pitts Bay Road, Pembroke HM 11, Bermuda, on Friday, May 4, 2007 at 8:30 a.m. local time for the following purposes:

1.	To elect three Class I Directors to hold office until 2010;

2.	To ratify the appointment of PricewaterhouseCoopers LLP, New York, New York, to act as the independent registered public accounting firm of the Company for the year ending December 31, 2007;

3.	To approve the Company’s Amended and Restated 2006 Long Term Incentive and Share Award Plan;

4.	To approve the Company’s Amended and Restated Annual Incentive Compensation Plan; and

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only Shareholders of record, as shown by the transfer books of the Company at the close of business on March 22, 2007, are entitled to receive notice of and to vote at the Annual General Meeting.

     PLEASE VOTE YOUR PROXY BY TELEPHONE, INTERNET OR MAIL AS DIRECTED ON THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. YOUR SHARES WILL BE VOTED WITH THE INSTRUCTIONS CONTAINED IN THE PROXY STATEMENT. IF NO INSTRUCTION IS GIVEN, YOUR SHARES WILL BE VOTED “FOR” ITEMS 1 THROUGH 4 IN THE PROXY.

By Order of The Board of Directors,

Kirstin Romann Gould Secretary

SECURITY CAPITAL ASSURANCE LTD
___________________

PROXY STATEMENT
FOR
THE ANNUAL GENERAL MEETING OF HOLDERS OF COMMON SHARES
TO BE HELD ON MAY 4, 2007
___________________

     The accompanying proxy is solicited by the Board of Directors of Security Capital Assurance Ltd (the “Company” or “SCA”) to be voted at the Annual General Meeting of holders (the “Shareholders”) of the Company’s Common Shares (the “Shares”) to be held on May 4, 2007 and any adjournments thereof.

     When such proxy is properly executed and returned, the Shares of the Company it represents will be voted at the meeting on the following: (1) the election of the three nominees for Class I Directors identified herein, (2) the ratification of the appointment of PricewaterhouseCoopers LLP, New York, New York (the “Independent Auditor”), to act as the independent registered public accounting firm of the Company for the year ending December 31, 2007, (3) the approval of the Company’s Amended and Restated 2006 Long Term Incentive and Share Award Plan, and (4) the approval of the Company’s Amended and Restated Annual Incentive Compensation Plan.

     Any Shareholder giving a proxy has the power to revoke it prior to its exercise by giving notice of such revocation to the Secretary of the Company in writing at Security Capital Assurance Ltd, XL House, One Bermudiana Road, Hamilton, HM 11, Bermuda, by attending and voting in person at the Annual General Meeting or by executing a subsequent proxy, provided that such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the votes are taken.

     Shareholders of record as of the close of business on March 22, 2007 will be entitled to vote at the Annual General Meeting. As of March 22, 2007, there were 64,136,364 outstanding Shares entitled to vote at the Annual General Meeting, with each Share entitling the holder of record thereof to one vote at the Annual General Meeting (subject to certain limitations set forth in the Company’s Amended and Restated Bye-laws—See footnote 1 to the Beneficial Ownership table).

     This Proxy Statement, the attached Notice of Annual General Meeting and the accompanying proxy card are first being mailed to Shareholders on or about April 2, 2007. The Company knows of no specific matter to be brought before the Annual General Meeting that is not referred to in the Notice of Meeting. If any such matter comes before the Annual General Meeting, including any Shareholder proposal properly made, the proxy holders will vote proxies in accordance with their judgment.

     The election of each nominee for Director referred to in Item 1 above, the ratification of the appointment of the Independent Auditor referred to in Item 2 above, the approval of the Amended and Restated 2006 Long Term Incentive and Share Award Plan referred to in Item 3 above and the approval of the Amended and Restated Annual Incentive Compensation Plan referred to in Item 4 above each require the affirmative vote of a majority of the votes cast on such proposal at the Annual General Meeting, provided there is a quorum (consisting of two or more Shareholders present in person or by proxy holding at least fifty percent (50%) of the issued and outstanding Shares entitled to vote at the Annual General Meeting). Shares owned by Shareholders electing to abstain from voting with respect to any proposal and “broker non-votes” will be counted towards the presence of a quorum but will not be considered present and voting with respect to the elections of nominees for Director or other matters to be voted upon at the Annual General Meeting. Therefore, abstentions and “broker non-votes” will have no effect on the outcome of the matters to be voted upon at the Annual General Meeting.

BENEFICIAL OWNERSHIP

     The following table sets forth certain information with respect to each person or group that, as of March 22, 2007, was, to the Company’s knowledge, the beneficial owner of more than 5% of the Company’s outstanding Shares. There were 64,136,364 Shares outstanding as of March 22, 2007. The table is based upon information contained in filings with the Securities and Exchange Commission (the “SEC”).

	Amount and Nature
Name and Address of Beneficial Owner	of Beneficial Ownership (1)	Percent of Class
XL Insurance (Bermuda) Ltd (2)	40,696,471	63.45%
XL House
One Bermudiana Road
Hamilton HM 11
Bermuda

______________
(1)	Each Share has one vote, except that pursuant to the Amended and Restated Bye-laws of the Company (the “Amended and Restated Bye-laws”):
(I)

if and for so long as (and whenever) the votes of a Shareholder, including any votes conferred by Controlled Shares (as hereinafter defined), would otherwise represent more than 9.5% of the aggregate voting power of all Shares entitled to vote on a matter, including an election of Directors, the votes conferred by such Shares are reduced by whatever amount is necessary such that after giving effect to any such reduction (and any other reductions in voting power required by the Company’s Amended and Restated Bye-laws), the votes conferred by such Shares shall represent 9.5% of the aggregate voting power of all Shares of the Company entitled to vote on such matter; provided, however, that, except as provided in paragraph (II) below, no such reduction in votes shall occur with respect to (i) Shares held by any member of the XL Group (as defined below) or (ii) Shares transferred by the XL Group to any person that is not a member of the XL Group in a transaction not registered under the Securities Act of 1933, as amended (the “Securities Act”) (or exempt from registration pursuant to Rule 144 of the Securities Act or any successor provision thereof) and, upon the consummation of such transfer, any Shares previously held or subsequently acquired by such person (or an affiliate thereof), but, in each case, only for so long as such person (or an affiliate thereof) continues to hold such Shares (it being understood that this clause (ii) shall not apply to Shares transferred by such person (or an affiliate thereof) to any non-affiliate thereof). “Controlled Shares” in reference to any person, means all Shares directly, indirectly or constructively owned by (i) such person as determined pursuant to Section 958 of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations promulgated thereunder and under Section 957 of the Code (or the relevant successor provisions thereof) or (ii) a “group” of persons within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). “XL Group” means XL Capital Ltd and its consolidated subsidiaries;

(II)

if and for so long as the votes conferred by Shares held by the XL Group would otherwise represent more than 50.1% of the aggregate voting power of all Shares entitled to vote generally at an election of Directors, the votes conferred by such Shares are reduced by whatever amount is necessary such that, after giving effect to any such reduction, the votes conferred by such Shares shall represent no more than 50.1% of the aggregate voting power of all Shares entitled to vote generally at any election of Directors. If and so long as the votes conferred by Shares held by the XL Group would otherwise represent more than 47.5% of the aggregate voting power of all Shares entitled to vote on a matter (other than the election of Directors), the votes conferred by such Shares held by the XL Group, with respect to voting on such matters, shall represent no more than 47.5% of the aggregate voting power of all Shares entitled to vote on such matter. Either or both of such limitations shall cease to apply, or may be adjusted upwards, upon receipt by the Company of written confirmation from each nationally recognized rating agency then providing a financial strength rating for the Company and/or its subsidiaries that such financial strength rating is or will be determined without reference to the ratings of any member of the XL Group or that the then financial strength rating issued by it will not at the time of such confirmation be adversely affected by the elimination or adjustment of such limitation, and, in the case of any adjustment (as opposed to elimination), the applicable percentages set forth in the first sentence of this paragraph (II) shall automatically be adjusted to those percentages as so determined by the foregoing; provided, however, that, in the event that any such written confirmation shall later be rescinded, such limitation shall be reinstated at a percentage equal to the lesser of (i) such percentage as is required by the rescinding rating agency and (ii) the percentage set forth in the first sentence of this paragraph (II) originally applicable to such limitation;

(III)

After having applied the provisions described in paragraphs (I) and (II) above as best as they consider reasonably practicable, the Board of Directors may make such final adjustments to the aggregate number of votes conferred, directly or indirectly or by attribution, by the Controlled Shares of any person that they consider fair and reasonable under the circumstances to ensure that such votes represent 9.5%. Such adjustments intended to implement the 9.5% limitation described in paragraph (I) shall be subject to the proviso contained in paragraph (I).

(2)	A wholly-owned subsidiary of XL Capital Ltd (NYSE:XL).

BOARD OF DIRECTORS

     The Company’s Amended and Restated Bye-Laws provide that the Board of Directors (sometimes referred to herein as the “Board”) shall be divided into three classes, designated “Class I”, “Class II” and “Class III”, with each class consisting as nearly as possible of one-third of the total number of Directors constituting the entire Board of Directors.

     The term of office for each Director in Class I expires at the 2007 Annual General Meeting; the term of office for each Director in Class II expires at the 2008 Annual General Meeting; and the term of office for each Director in Class III expires at the 2009 Annual General Meeting of the Company. At each Annual General Meeting, the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the Annual General Meeting to be held in the third year following the year of their election. In 2006, there were four meetings of the Board (including an initial due diligence session in July 2006) and all incumbent Directors attended at least 75% of such meetings. In addition, during 2006 all incumbent Directors attended at least 75% of the committee meetings for Board committees for which they were a member. Formal meetings of the Board and Board committees are supplemented periodically by informational meetings. In 2006, one such informational meeting of the Board was held. The Company expects the Directors to attend the Annual General Meeting. In connection with each regularly scheduled meeting of the Board, the non-management Directors meet in executive session without any member of management in attendance. The Board considers annually the selection of a non-management Director to serve as presiding Director at executive sessions of non-management Directors. Michael P. Esposito, Jr. is the non-management Director that the Board has selected to preside over these sessions. In addition, in 2007 and going forward, the independent Directors will meet as a group at least annually.

Independence Standards

     The Board has adopted categorical standards to assist it in making determinations as to whether Directors have any material relationships with the Company for purposes of determining independence under the listing standards of the New York Stock Exchange (the “NYSE”) and Rule 10A-3 promulgated under the Exchange Act. The categorical standards are attached as Appendix A to this Proxy Statement. In 2006, the Board of Directors determined that each of Messrs. Gibbons, Hannon, Lichten, Ross and Senter and Ms. Hennessy is independent in accordance with such categorical standards.

Code of Conduct

     The Company has adopted a Code of Business Conduct and Ethics, which applies to all of the Company’s Directors, officers and employees. The Company has also adopted a Code of Ethics for SCA Senior Financial Officers applicable to the Company’s chief financial officer, controller and other persons performing similar functions. The Company will post on its website at www.scafg.com any amendment to or waiver under the Code of Business Conduct and Ethics or the Code of Ethics for SCA Senior Financial Officers granted to any of its Directors or executive officers.

Website Access to Governance Documents

     The Company’s Director Independence Standards, Corporate Governance Guidelines and Code of Business Conduct and Ethics, the Code of Ethics for SCA Senior Financial Officers, the charters for the Audit Committee, Compensation Committee, Finance and Risk Oversight Committee and Nominating & Governance Committee, and other Company ethics and governance materials are available free of charge on the Company’s website at www.scafg.com or by writing to Investor Relations, Security Capital Assurance Ltd, XL House, One Bermudiana Road, Hamilton HM 11, Bermuda.

Committees

     The Board has established an Audit Committee, a Compensation Committee, a Nominating & Governance Committee, and a Finance and Risk Oversight Committee. Each member of the Audit Committee, the Compensation Committee (other than Brian O’Hara) and the Nominating & Governance Committee is independent as independence for members of a company’s audit committee, compensation committee or nominating and governance committee, as the case may be, is defined in the NYSE listing standards and Rule 10A-3 promulgated under the Exchange Act, as applicable. The one non-independent Director on the Compensation Committee is Mr. O’Hara who is Chief Executive Officer of XL Capital Ltd, our majority shareholder. In connection with Mr. O’Hara’s membership on the Compensation Committee, the Company relies on an exemption afforded to it as a “controlled company” (meaning, a company of which more than 50% of the voting power is held by another company) under the rules of the NYSE, which exempts it from the requirement that all Directors comprising the Compensation Committee be independent within the meaning of the rules of the NYSE. More than 50% of the voting power of the Company is held by XL Insurance (Bermuda) Ltd (See Beneficial Ownership table and footnote 1 thereto).

Audit Committee

     The Audit Committee’s primary purpose is to assist in the Board’s oversight of the integrity of the Company’s financial statements, including its system of internal controls, the Independent Auditor’s qualifications, independence and performance, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Auditor in preparing or issuing an audit report or performing other audit, review or attestation services for the Company. Messrs. Senter (Chairman), Gibbons and Ross and Ms. Hennessy (all independent Directors within the meaning of the rules of the NYSE) comprise the Audit Committee. The Audit Committee met two times during 2006 and held three informational meetings in 2006. In February 2007, the Board determined that Messrs. Senter and Ross are “audit committee financial experts” (as that term is defined in Item 401(h) of Regulation S-K).

Compensation Committee

     The Compensation Committee reviews the performance and compensation of the Chief Executive Officer and other senior executives and has overall responsibility for approving and evaluating compensation and benefit plans of the Company. Messrs. O’Hara (Chairman), Lichten and Hannon comprise the Compensation Committee. The Compensation Committee met two times during 2006 and held two informational meetings in 2006.

Nominating & Governance Committee

     The Nominating & Governance Committee makes recommendations to the Board as to nominations for the Board and Board committee memberships and compensation for Board and Board committee members, as well as structural, governance and procedural matters. The Nominating & Governance Committee also reviews the performance of the Board and the Company’s succession planning. Messrs. Lichten (Chairman), Gibbons and Ross and Ms. Hennessy comprise the Nominating & Governance Committee. The Nominating & Governance Committee met two times during 2006.

     Identifying and Evaluating Nominees

     The Nominating & Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. When the Board determines to seek a new member, whether to fill a vacancy or otherwise, the Nominating & Governance Committee will utilize third-party search firms and consider recommendations from Board members, management and others, including Shareholders. In general, the Nominating & Governance Committee will look for new members possessing superior business judgment and integrity who have distinguished themselves in their chosen fields of endeavor and who have knowledge or experience in the areas of insurance, reinsurance, financial services or other aspects of the Company’s business, operations or activities.

     Nominees Recommended by Shareholders

     The Nominating & Governance Committee will consider, for Director nominees, persons recommended by Shareholders, who may submit recommendations to the Nominating & Governance Committee in care of the Company’s Secretary at Security Capital Assurance Ltd, XL House, One Bermudiana Road, Hamilton HM 11, Bermuda. To be considered by the Nominating & Governance Committee, such recommendations must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve if elected. Nominees for Director who are recommended by Shareholders to the Nominating & Governance Committee will be evaluated in the same manner as any other nominee for Director. Nominations by Shareholders may also be made at an Annual General Meeting in the manner set forth under “Shareholder Proposals for 2008 Annual General Meeting.”

Finance and Risk Oversight Committee

     The Finance and Risk Oversight Committee establishes and recommends the financial policies of the Company and reviews the Company’s capital structure, issuances of securities, dividend policy, mergers, acquisitions and divestitures, significant strategic investments, overall investment policy and performance, and annual business plan and budget. In addition, the Finance and Risk Oversight Committee oversees the Board’s responsibility in establishing the Company’s risk tolerance and overseeing the proposals for establishment and implementation of standards, controls, limits, guidelines and policies relating to risk assessment and risk management. Messrs. Esposito (Chairman),

Giordano, Hannon, Lichten, O’Hara and Senter comprise the Finance and Risk Oversight Committee. The Finance and Risk Oversight Committee met two times during 2006.

Communications with Members of the Board of Directors and its Committees

     Shareholders and other interested persons may communicate directly with one or more Directors (including the presiding Director or all non-management Directors as a group) by writing to them in care of the presiding Director, Michael P. Esposito, Jr., at Security Capital Assurance Ltd, XL House, One Bermudiana Road, Hamilton HM 11, Bermuda and specifying the intended recipient(s). All such communications will be forwarded to the appropriate Director(s) for review, other than communications that are advertisements or other commercial solicitations or communications.

DIRECTOR COMPENSATION

     The following table sets forth the compensation of all the Directors for services rendered in the last completed fiscal year:

					Change in
					Pension Value
	Fees			Non-Equity	and
	Earned or			Incentive	Nonqualified
	Paid in		Option	Plan	Deferred	All Other
Name	Cash ($)	Stock	Awards ($)	Compensation	Compensation	Compensation
(1)(2)	(3)(4)	Awards ($)	(5)(6)	($)	Earnings	($)	Total ($)
Michael P. Esposito, Jr.	20,750	—	24,410	—	—	—	45,160
Paul S. Giordano	—	—	—	—	—	—	—
Brian M. O’Hara	26,750	—	24,410	—	—	—	51,160
E. Grant Gibbons	24,750	—	24,410	—	—	—	49,160
Bruce G. Hannon	24,750	—	24,410	—	—	—	49,160
Mary R. Hennessy	24,750	—	24,410	—	—	—	49,160
Robert M. Lichten (7)	28,750	—	24,410	—	—	—	53,160
Coleman D. Ross	24,750	—	24,410	—	—	—	49,160
Alan Z. Senter (7)	28,500	—	24,410	—	—	—	52,910

________________
(1)

Paul S. Giordano, the Company’s President and Chief Executive Officer, receives no separate compensation for his service as a Director. The compensation received by Mr. Giordano as an officer of the Company is shown in the Summary Compensation Table.

(2)

Mr. Esposito and Mr. O’Hara are directors and/or employees of XL Capital Ltd and fees earned by them during 2006 were payable to XL Capital Ltd. The compensation for Mr. Esposito and Mr. O’Hara is further described under “Cash Compensation Paid to Board Members.”

(3)

Includes $15,000, which represents a portion of the annual retainer fee of $30,000 paid to each Director based upon their appointments to the Board in connection with the initial public offering of the Company’s Shares (the “IPO”) on August 4, 2006 (the “IPO Closing Date”).

(4)

Includes (i) $3,750 for Mr. Senter, which represents a portion of the $7,500 annual fee for acting as the Chairman of the Audit Committee, (ii) $2,000 for Mr. Lichten, which represents a portion of the $4,000 annual fee for acting as the Chairman of the Nominating and Governance Committee, (iii) $2,000 for Mr. O’Hara, which represents a portion of the $4,000 annual fee for acting as the Chairman of the Compensation Committee and was paid to XL Capital Ltd, and (iv) for all Directors listed in the table, with limited exceptions, a per Board and informational meeting attendance fee of $1,250 and a per committee attendance fee of $1,000. During 2006, Mr. Esposito did not receive any additional fees for acting as Chairman of the Board or Chairman of the Finance and Risk Oversight Committee.

(5)

Amounts are calculated using the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share Based Payments.” See “Stock Based Compensation Plans” under Note 19 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 regarding assumptions underlying valuations of equity awards.

(6)

On the IPO Closing Date, all Directors other than Mr. Giordano were granted 25,000 options exercisable at $20.50 per Share, the initial public offering price on the IPO Closing Date. The aggregate number of option awards outstanding as at December 31, 2006 for each such Director is 25,000. The options that would have been granted to Mr. Esposito and Mr. O’Hara for their service as SCA Directors were granted to XL Insurance (Bermuda) Ltd. The options vest and become exercisable in three equal annual installments, beginning on the first anniversary of the date of grant and continuing on each of the following two anniversaries of the date of grant; provided, however, that the options shall immediately vest and will be exercisable in full upon a Change in Control (as defined in the 2006 Long Term Incentive and Share Award Plan). The expiration date of the options is the tenth anniversary of the date of grant.

(7)

In addition to the fees listed in this table, Mr. Senter and Mr. Lichten also received fees during 2006 for service as Directors of XL Capital Assurance Inc. (“XLCA”) prior to the IPO. Mr. Senter received $22,000 and Mr. Lichten received $21,000. Since the IPO, all Company Directors now also serve as Directors of XLCA and they do not receive separate fees for their service as XLCA Directors.

Cash Compensation Paid to Board Members

     During 2006, all Directors (other than Mr. Giordano who is an officer of the Company) received a portion of an annual retainer of $30,000, plus $1,250 per meeting, including most informational meetings. The Chairman of the Audit Committee received a portion of an annual fee of $7,500. Each of the Chairmen of the Compensation Committee and the Nominating & Governance Committee received a portion of an annual fee of $4,000. All members of Committees received a $1,000 attendance fee for each meeting and for most informational meetings. Mr. Esposito and Mr. O’Hara are directors and/or employees of XL Capital Ltd and fees earned by them during 2006 were waived by them and paid to XL Capital Ltd. During 2006, Mr. Esposito did not receive any additional fees for acting as Chairman of the Board or Chairman of the Finance and Risk Oversight Committee. Fees earned by Mr. O’Hara during 2007 will continue to be waived by him and paid to XL Capital Ltd. Effective February 1, 2007, the fees earned by Mr. Esposito will be paid to him. In 2006, the Directors did not have the option of deferring their cash compensation.

Options Granted to Board Members

     On the IPO Closing Date, all non-officer Directors were granted 25,000 options exercisable at $20.50 per Share, the initial public offering price, pursuant to the terms of the Company’s 2006 Long Term Incentive and Share Award Plan. Mr. O’Hara and Mr. Esposito waived their rights to these options. Accordingly, the options that would have been granted to Mr. Esposito and Mr. O’Hara for their service as SCA Directors were granted to XL Insurance (Bermuda) Ltd. The options vest and become exercisable in three equal annual installments, beginning on the first anniversary of the date of grant and continuing on each of the following two anniversaries of the date of grant; provided, however, that the options shall be immediately vested and exercisable in full upon a Change in Control (as defined in the 2006 Long Term Incentive and Share Award Plan). The expiration date of the options is the tenth anniversary of the date of grant.

Director Share Ownership Guidelines

     The Company does not have stock ownership guidelines for Directors.

PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

     In February 2007, the Board adopted written policies and procedures relating to the approval or ratification of transactions with “Related Persons.” Under these policies and procedures, Company management shall present to the Nominating & Governance Committee any Related Person Transactions (as defined below) (other than Ordinary Course Related Person Transactions (as defined below)) proposed to be entered into by the Company, including the aggregate value of such transactions, if applicable. In reviewing proposed Related Person Transactions, the Nominating & Governance Committee shall consider, among other things, if such transactions are on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and shall review such transactions to ensure that the terms are arm’s-length or otherwise fair to the Company. After review, the Nominating & Governance Committee shall approve or disapprove such transactions and at each subsequent Nominating & Governance Committee meeting, Company management shall update the Nominating & Governance Committee as to any material change to those transactions that have been previously approved by the Nominating & Governance Committee. Any Ordinary Course Related Person Transaction may be approved by Company management and such transactions will not be presented to the Nominating & Governance Committee for prior approval. At each meeting of the Nominating & Governance Committee, Company management shall submit a list of all Ordinary Course Related Person Transactions it has approved since the last Nominating & Governance Committee meeting and the Nominating & Governance Committee shall ratify such transactions. No Director may participate in any discussion or approval of a Related Person Transaction for which he or she is a Related Person (as defined below).

     Under these policies and procedures, a “Related Person Transaction” is any transaction, including proposed charitable contributions or pledges of charitable contributions, in which the Company was or is a participant, and the amount involved exceeds $120,000 and in which a Related Person had or will have a direct or indirect material interest. A “Related Person” is an executive officer, Director or nominee for Director of the Company, a greater than 5% beneficial owner of the Company’s outstanding Shares, any immediate family member (as that term is defined by Item 404 of Regulation S-K) of any of the foregoing or an entity in which a person listed in the foregoing has a substantial interest in, or control of, such entity or which employs a person listed in the foregoing. An “Ordinary Course Related Person Transaction” is any Related Person Transaction that is entered into under an existing reinsurance agreement, master services agreement, general services agreement or other similar agreement that has previously been approved by the Board.

RELATED PERSON TRANSACTIONS

     In connection with the initial public offering of the Company’s Shares, the Company has entered into a number of transactions with affiliates of XL Capital Ltd (“XL Capital”). The Company also has reinsurance agreements in place with affiliates of XL Capital. XL Capital is a Related Person (as defined above under “Procedures for Approval of Related Person Transactions”) with respect to the Company. The Related Person Transactions the Company has entered into with XL Capital are detailed in Note 7, “Related Party Transactions,” to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and Note 7 is reproduced and attached as Appendix B hereto. Mr. Esposito and Mr. O’Hara, Directors of the Company, are Chairman of the Board and President and Chief Executive Officer of XL Capital, respectively.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s Directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC and the NYSE reports on Forms 3, 4 and 5 concerning their ownership of the Shares and other equity securities of the Company.

     The Company believes that all of its officers and Directors and those greater-than-10% Shareholders that filed any reports, filed all of such reports on a timely basis during the year ended December 31, 2006 with the exception of reports relating to grants of restricted Shares in connection with the IPO for Paul S. Giordano, Edward B. Hubbard, David P. Shea, Thomas W. Currie, Michael E. Rego and Richard P. Heberton, which were filed after the respective due dates therefore.

EQUITY SECURITIES OWNED BENEFICIALLY

     The following table sets forth certain information with respect to the beneficial ownership as of March 2, 2007 of the Company’s Shares and the Class A Ordinary Shares of XL Capital Ltd (“XL Capital Ordinary Shares”) by each Director and each named executive officer of the Company and all Directors and executive officers of the Company as a group. The Shares are currently the only class of voting securities of the Company. As of March 2, 2007, there were 64,136,364 Shares outstanding and 181,058,489 XL Capital Ordinary Shares outstanding.

Amount and Nature of Beneficial Ownership

	SCA Shares				XL Capital Ordinary Shares (1)
	Number of	Exercisable		Percent of	Number of	Exercisable		Percent of
Name of Beneficial Owner	Shares	Options	Total	Class	Shares (2)	Options	Total	Class
Michael P. Esposito, Jr.	3,000	—	3,000	*	216,445	376,840	593,285	*

Paul S. Giordano	249,140	—	249,140	*	25,000	—	25,000	*

Brian M. O’Hara	—	—	—	*	705,417	920,283	1,625,700	*

E. Grant Gibbons	—	—	—	*	—	—	—	*

Bruce G. Hannon	3,000	—	3,000	*	—	—	—	*

Mary R. Hennessy	1,400	—	1,400	*	—	—	—	*

Robert M. Lichten	4,000	—	4,000	*	—	—	—	*

Coleman D. Ross	4,000	—	4,000	*	—	—	—	*

Alan Z. Senter	—	—	—	*	17,169	32,823	49,992	*

David P. Shea	51,031	—	51,031	*	547	—	547	*

Edward B. Hubbard	50,086	—	50,086	*	1,524	—	1,524	*

T. Wynne Morriss, Jr.	30,761	—	30,761	*	3,919	—	3,919	*

Richard P. Heberton	20,855	—	20,855	*	4,465	—	4,465	*

Directors and executive
officers of the Company
as a group including those
named above (17 persons
in total)	491,586	—	491,586	0.766	981,596	1,329,946	2,311,542	1.277

_____________________
*	Represents less than 1% of shares beneficially owned.
(1)

As XL Capital Ltd and its subsidiaries own approximately 63% of the Company’s outstanding Shares, the Company is required to report both the number of Shares and the number of XL Capital Ordinary Shares beneficially held by its executive officers and Directors.

(2)	For Mr. O’Hara, this number includes 15,750 XL Capital Ordinary Shares that Mr. O’Hara owns indirectly.

COMPENSATION DISCUSSION AND ANALYSIS

1. Introduction

     The Company was created in connection with an initial public offering of XL Capital Ltd’s financial guarantee business on August 4, 2006 (“IPO”). Immediately prior to the IPO, the Company’s two business segments – financial guarantee insurance and reinsurance – were wholly-owned operating divisions of XL Capital and part of XL Capital’s Financial Products & Services segment. Subsequent to the IPO, XL Capital retained a majority ownership stake in the Company subject to restrictions on its Shareholder voting rights, including for the election of Directors to the Board (See footnote 1 to the Beneficial Ownership table).

     Up to the IPO Closing Date, our executives’ compensation was determined by XL Capital’s executive compensation programs, including the setting of base salaries, target bonuses and long-term incentive (“LTI”) awards.

     In connection with the IPO, SCA established its own executive compensation program. The objectives of SCA’s executive compensation program are to:

  Pay for performance based on the Company achieving its strategic, operational and financial goals and individual executives meeting or exceeding performance expectations.

  Attract and retain talented executives to develop and execute our business strategy effectively. Due to the highly competitive nature of hiring quality executives within the financial guarantee industry, our goal is to provide incentives to executives that reflect market practice and motivate them to grow our business and improve profitability consistent with the Company’s overall risk appetite.

  Incentivize executives to maximize the creation of shareholder value by designing LTI plans that align their interests with those of Shareholders. Long-term incentive awards will focus, over time, on achieving significant levels of equity ownership for executives. This should encourage management and staff to take appropriate risks with our capital to generate returns for our Shareholders but also to share in the downside risk incumbent with poor performance or losses.

  Align our business actions and executives’ behavior with our core values and our pay for performance philosophy. While it is essential that we attain our stated business goals, we believe it is also important for every executive and employee to adhere to our core values of ethics, teamwork, excellence, development and respect.

  Our Company’s business principles also help to guide our decisions in assessing executives’ contributions to the Company’s success. These principles are:

  Merit and Opportunity
  Openness
  Execution
  Innovation
  Growth
  Risk Selection and Management

2. Executive Compensation Program Review and Oversight

     The objectives of our executive compensation programs have been established by the Compensation Committee of the Board of Directors. This committee consists of three directors: Brian M. O’Hara (Chairman), Bruce G. Hannon and Robert M. Lichten. A majority of the members of the Compensation Committee are independent Directors. The one non-independent Director on the Compensation Committee is Mr. O’Hara who is President and Chief Executive Officer of XL Capital, our majority Shareholder. In connection with Mr. O’Hara’s membership on the Compensation Committee, the Company relies on an exemption afforded to it under the rules of the NYSE, which exempts it as a “controlled company” (meaning a company of which more than 50% of the voting power is held by another company) from the requirement that all of the Directors comprising our Compensation Committee be independent within the meaning of the rules of the NYSE. More than 50% of the voting power of the Company is held by XL Insurance (Bermuda) Ltd (See the Beneficial Ownership table and footnote 1 thereto). The Compensation Committee oversees, evaluates and approves all senior executive compensation actions, as well as the Company’s overall compensation and benefits policies, plans and programs for all employees.

     Our Chief Executive Officer, Paul S. Giordano, is responsible for providing recommendations to the Compensation Committee with respect to all compensation actions for the named executive officers, other than himself, as well as the cash incentive pools and the long-term incentive pools for all non-executive employees. We refer to the named executive officers, Messrs. Giordano, Shea, Hubbard, Morriss and Heberton, as the “NEOs.” The Compensation Committee expects Mr. Giordano to justify his recommendations based on actual performance against agreed upon goals and metrics, relative performance versus the Company’s peers and its business plan, and relative contributions to the overall Company results. Mr. Giordano meets with the Compensation Committee throughout the year to review: (i) the Company’s operating results each year, (ii) how these results compare to the fiscal year’s business plan, and (iii) how the compensation recommendations relate to such performance.

     The Compensation Committee has the authority to retain an outside independent executive compensation consultant to assist in the evaluation of executive officer compensation and in order to ensure the objectivity and reasonableness of the actions of the Compensation Committee. The Compensation Committee has the sole authority to retain and terminate any such consultant, including sole authority to approve such consultant’s fees and other retention terms. The Compensation Committee has selected Frederic W. Cook & Co. Inc. (the “Cook firm”) as its compensation consultant. The Cook firm assists in the development of compensation programs for our executive officers and our non-employee Directors by providing relevant market trend data, regulatory oversight and corporate governance guidance. As part of the Cook firm’s engagement, our management also has access to its services in developing information to assist the Compensation Committee in fulfilling its responsibilities.

     At the direction of the Compensation Committee, our management has worked with the Cook firm to develop information about the compensation of our executive officers for the Compensation Committee to use in making decisions about executive compensation. Members of management and a representative of the Cook firm have attended most of the meetings of the Compensation Committee following our IPO. On an annual basis, the Compensation Committee reviews and approves the compensation of the Chief Executive Officer and other NEOs provided that the Chief Executive Officer’s compensation is approved by the independent Directors and the compensation of the other NEOs is approved by the Board. Executive sessions of the Compensation Committee were not attended by any members of management but were attended, in part, by representatives of the Cook firm.

3. Executive Compensation Philosophy and Core Principles

     We are a long-term, results-oriented company and we seek to pay for performance. This is achieved through the fixed elements (salary and benefits) of compensation that do not relate to the performance of the Company, line of business or function, and the executive’s contributions, while leveraging the variable elements (cash bonus and long-term incentives) that relate to, and are paid out, based on performance. Since much of our business requires several years to determine whether we have been successful in our risk assessments, we design our senior executive compensation packages to have a majority of their value in long-term vehicles that align the executive’s interests with our Shareholders in terms of their compensation being directly tied to the performance of the Company. The Compensation Committee believes it is essential that the Company’s compensation strategy be results-oriented, linked to long term Shareholder value and designed to reward top performers in an intensely competitive market for executive talent. Accordingly, total compensation levels are designed to be competitive within the financial guarantee industry, primarily in the New York and Bermuda markets.

     The variable compensation components of our executives’ target pay represents the majority of their total compensation package. For the 2006 cash bonus awards, the Compensation Committee reviewed performance measures, compared them to the business plan, made relevant comparisons to competitors, and assessed the performance of management for the fiscal year. Beginning in 2007, we expect annual cash bonuses will be based on the following set of performance metrics: (a) actual results compared to the business plan, (b) operating and core returns on equity, (c) adjusted gross premiums written, (d) loss and expense ratios, (e) growth in adjusted book value and (f) other strategic and operational goals agreed by Company management and the Compensation Committee.

     In the 2007 compensation cycle, the Compensation Committee’s recommendations for executive LTI awards consist of options, restricted Shares and performance Shares. Recommendations for these awards were guided by:

  Conscious intent to increase management’s and employees’ equity ownership of the Company.

  Awards geared towards weighting incentives based on performance and to align interests of executives with those of Shareholders.

     The Compensation Committee determines the mix of compensation vehicles to provide to each of our executives, using their judgment and market practice, by assessing the nature of the executive’s role as it relates to its effect on stock price, its contribution to enhancing production levels and ability to impact the Company’s expenses. When we applied these criteria to the compensation vehicles, the Compensation Committee deemed it appropriate that the CEO, CFO and certain other senior executives responsible for managing business units or broad areas of operations, should have all of their long-term incentives at risk via stock options and performance Shares with earnout tied to the achievement of long-term financial performance objectives. One NEO, who is primarily responsible for risk management, is eligible for performance Shares and restricted Shares, rather than stock options. In the future, the Compensation Committee may adjust the mix of compensation instruments, consistent with our philosophy, as may be appropriate to reach competitive levels of total compensation for executives, relative to the market, for their functional role, responsibility and experience levels. Specifically, the market for our executives consists of those companies that operate in the global financial guarantee industry. Generally, the Compensation Committee does not assess, or take into account, executives’ historical LTI awards in the granting of future LTI awards.

4. Executive Compensation Program Elements

     The Company aims to reward performance based on the executive’s level of responsibility in the Company, achievement of performance goals, and relative contribution to Shareholder value by using two “fixed” elements (base salaries and benefits/perquisites) and two “variable” elements (annual cash bonuses and long-term incentives) in our executive compensation program. For our NEOs, we review competitor information disclosed in public filings and gathered via independent market surveys to benchmark our compensation levels with those companies we view as direct competitors. The Compensation Committee performs this review to understand better the trends in the use of compensation vehicles. Our competitor group used to date consists of the following companies in the financial guarantee business: Ambac Financial Group, Inc., Assured Guaranty, Financial Security Assurance Inc., MBIA Inc., and the Radian Group. The Compensation Committee has also reviewed data from major credit rating agencies and other small to mid-capitalized companies in the broader financial services industry that recently became publicly traded entities.

     Fixed Elements

Base Salaries. Base salaries are established based on the responsibilities and functional role of an executive’s position as well as the experience level, skills and knowledge of the executive as is relevant to our Company. There is some consideration of the salary level relative to salary levels in the geographic location of the executive. Base salaries are intended to compensate executives for executing the basic responsibilities of their jobs. The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or changes in responsibilities. The Compensation Committee reviews the recommendations made by Mr. Giordano with respect to all senior executives other than himself, makes any desired adjustments, and presents the whole package to the Board for their ratification. In 2006 the Compensation Committee adjusted Mr. Giordano’s base salary recommendations for certain NEOs. The Compensation Committee also reviews the base salary of Mr. Giordano, in executive session, and makes a recommendation to the Board with respect to his salary. In this process, the NEOs do not have any input into the setting of their own base salary levels. Since base salaries are paid for executing the basic responsibilities of the job, salaries change infrequently and are adjusted when there has been a change to the salary level being paid for a particular job in the market or when the executive assumes a larger role. Base salaries form the basis for other compensation awards. Specifically, the target cash bonus is expressed as a percentage of salary and the total cash compensation, salary plus cash bonus, is the basis for the target percentage of LTI granted to the Company’s executives.

The following NEOs received a salary increase in August 2006 due to their expanded responsibilities associated with the IPO and inherent with public company requirements:

Paul S. Giordano – Chief Executive Officer

David P. Shea – Chief Financial Officer

Edward B. Hubbard – President and Chief Operating Officer of XLCA

  In addition, the Compensation Committee recommended a base salary increase for T. Wynne Morriss, Jr. to better reflect his increased responsibilities as Head of Origination for the primary insurance segment. This increase will take effect on April 1, 2007.

  Perquisites and Benefits. Pursuant to our pay for performance philosophy, executives receive modest perquisites and supplemental benefits, most notably a non-qualified supplemental deferred compensation plan which allows executives subject to U.S. income tax to defer receipt of up to 50% of their base salary and 100% of their annual bonus with notional earnings credited based on the return on a series of mutual funds that are managed by our retirement plan vendor. This type of benefit is provided to executives by many of our competitors. We do not have any defined benefit plans for our NEOs. Health and welfare benefits are provided to all employees based on norms in the local markets in which we operate, and our executives’ health and welfare premiums are subsidized at the same percentage as all other employees. As provided in his employment agreement, which is further described under “Potential Payments Upon Termination or Change in Control – Paul S. Giordano Employment Agreement,” Mr. Giordano receives a housing allowance that will cease on July 1, 2008. In addition, Mr. Giordano receives certain additional benefits upon his termination or a change in control of the Company, as discussed in greater detail under “Potential Payments Upon Termination or Change in Control – Paul S. Giordano Employment Agreement.”

     Variable Elements

  Annual Cash Bonuses. Annual cash bonuses to NEOs, which vary from year to year, are approved by the Compensation Committee. In addition, the Compensation Committee approves the size of the annual bonus pool for all employees, including NEOs. Executives have a target bonus percentage that varies based on the executive’s role, with no guarantee of a maximum or minimum payout. When determining actual cash bonus amounts, the Compensation Committee’s objectives are to reward attainment of (a) individual goals and (b) strategic, operational and financial goals of (i) the Company and (ii) the executive’s business unit. Executives’ cash bonuses are awarded on a discretionary basis, unless a newly hired executive receives a guaranteed minimum bonus, and are paid in cash within the first quarter of the following year. For 2006, our NEOs’ target bonus percentages of salary were as follows: Mr. Giordano, 200%; Mr. Shea, 150%; Mr. Hubbard, 150%; Mr. Morriss, 125%; and Mr. Heberton, 125%.

  To determine the 2006 cash bonus element of the variable compensation pool, the Compensation Committee reviewed several performance measures including operating return on common equity (“Operating ROE,” which is annualized operating income divided by average common shareholders equity net of accumulated other comprehensive income, as measured on an annual basis), core ROE, adjusted gross premium, net premium earned, operating income, loss and loss expense ratio, expense ratio, adjusted book value and operating income per share. For the 2006 awards, the Compensation Committee did not use a formula, or any other specified target, regarding these metrics to determine the variable compensation awards. For the 2006 awards, the Compensation Committee reviewed these indices, compared them to the business plan, and those of competitors for Operating ROE, and assessed the performance of Company management for the fiscal year. The Compensation Committee may also take into account market events and other economic trends in the global financial guarantee industry that may have an impact on the business results.

  The Compensation Committee reviews the cash bonus recommendations made by Mr. Giordano for each NEO, other than himself, and subsequently approves or adjusts those recommendations. The Compensation Committee, in executive session, then recommends a cash bonus for Mr. Giordano and submits the entire program of compensation recommendations to the Board of Directors for ratification, or approval in the case of Mr. Giordano’s cash bonus.

  Long-Term Incentives. To motivate sustained performance and the creation of long-term value for our Shareholders, as well as to provide retention mechanisms for our executives, both stock-based vehicles (restricted Shares, stock options, performance Shares) and non-equity incentives (long-term, cash-based awards) are used to reward senior executives. Executives are assigned a target LTI amount, expressed as a percentage of targeted total cash compensation, for their annual awards. For 2007, our NEOs’ target LTI percentages of targeted total cash compensation are as follows: Mr. Giordano, 200%; Mr. Shea, 150%; Mr. Hubbard, 150%; Mr. Morriss, 100%; and Mr. Heberton, 75%. For our NEOs, other than himself, Mr. Giordano recommends an LTI award value, and appropriate long-term vehicles to deliver that value, for each executive. The Compensation Committee reviews Mr. Giordano’s recommendations and may adjust them. The Compensation Committee, in executive session, then develops an LTI award proposal for Mr. Giordano and recommends the entire program of LTI awards for the NEOs to the full Board for ratification, or approval in the case of recommendations with respect to Mr. Giordano.

     IPO Awards

In 2006, the Compensation Committee recommended a grant of the Company’s restricted Shares in connection with the IPO (the “IPO Awards”), totaling $8 million in value, to all eligible Company employees to align the interests of employees with those of Shareholders, as is customary for companies going public. The Board approved such awards commensurate with, and contingent upon, the IPO. These IPO Awards were subsequently granted to employees, including NEOs, on August 4, 2006 (See the Summary Compensation Table and the Outstanding Equity Awards at Fiscal Year End table). The IPO Awards were made in the form of performance accelerated restricted Share awards and the Board determined Operating ROE as the sole performance metric used to determine the vesting schedule for the awards.

IPO Awards granted to employees will vest on the fifth anniversary of the date of grant (August 4, 2011) with the following acceleration features:

  one third of the restricted Shares will vest on the third anniversary of the date of grant if, and only if, the consolidated Operating ROE of the Company, as determined by the Board, for the immediately preceding calendar year equals or exceeds 10%.

  one third of the restricted Shares will vest on the fourth anniversary of the date of grant if, and only if, the consolidated Operating ROE for the immediately preceding calendar year equals or exceeds 10%.

  All IPO Awards will also vest on a Change in Control (as defined in the Company’s Amended and Restated 2006 Long-Term Incentive and Share Award Plan), or the termination of service of the employee due to his or her death, disability or Retirement (as defined in the related Restricted Share Agreement).

     Stock Options

When awarded, stock options granted as part of the annual LTI program are granted at the closing market price of the stock on the date of grant. The Compensation Committee anticipates that stock options will generally be granted at its first meeting following the release of full year earnings, although the Compensation Committee is not precluded from granting stock options at other times during the year. To enhance the retention aspect associated with stock options, they will vest ratably over three years. The Compensation Committee uses a Black-Scholes model to determine the value of the stock options to be awarded. Stock options are exercisable for up to 10 years from the date of grant to allow executives to focus on the creation of long-term Shareholder value. In general, stock options are only awarded to senior executives who have the greatest ability to influence stock price appreciation, and then, only on a limited basis. Other than Mr. Giordano’s converted awards, no stock options were granted to NEOs in 2006. For the 2007 compensation cycle, the following NEOs received stock options: Messrs. Giordano, Hubbard, Shea, and Morriss.

     Restricted Shares

Beginning with the IPO Awards granted in August 2006, the value and vesting criteria of much of our executive restricted stock awards program will be directly tied to the attainment of specified levels of Operating ROE. Any restricted Share award made to an executive as part of the annual program is expected to be granted in the first quarter of the year, immediately following approval by the Board of Directors. In 2007, the Compensation Committee granted restricted Share awards in two forms with different vesting periods and performance conditions:

          Time vested restricted Shares

Awards to select executives that will vest over four years at 25% per year. For one of our NEOs who has risk management responsibilities, these awards are expected to constitute no more than 50% of the value of his LTI awards. However, he is the only one of our NEOs that has equity awards that vest in this manner other than the time-vested awards previously issued to Mr. Giordano under XL Capital’s executive compensation program (See the Outstanding Equity Awards at Fiscal Year End table) which have been converted to the Company’s restricted Shares. Mr. Giordano’s time-vested, restricted Shares vest according to the schedule summarized in footnote 4 to the Outstanding Equity Awards at Fiscal Year End table.

          Performance Shares

These equity grants are made to all NEOs and most middle to senior level managers, with the number of Shares granted to each executive determined by the Compensation Committee. The actual amount of performance Shares varies according to the role of the individual executive. There were no performance Shares granted in 2006. For 2007, performance Shares will comprise a significant portion of an eligible NEO’s total compensation.

Performance Shares vest on the fourth anniversary of their grant date provided that performance goals tied to the Company’s average Operating ROE over the four year measuring period are met. For the initial grant of performance Shares in March 2007, the Compensation Committee selected a measuring period of 2007-2010. Based on what the average Operating ROE is over the four year measuring period, executives will receive a payout of between 50% and 150% of their performance Share grant. The Company feels it is likely that over the four year measuring period the Company will achieve the required average Operating ROE to entitle executives to a 100% payout of their performance Share grant. Vesting for performance Shares may accelerate upon the occurrence of certain events resulting in a change in control of the Company or the termination of the executive. In addition, the Compensation Committee does not intend to adjust the performance metrics other than for significant changes in accounting principles (e.g. FASB rules), rating agency capital requirements, a major merger/acquisition occurrence, or other specified events. In any event, the metrics may be adjusted downwards but in no case increased.

     Long-Term Incentive Plan (“LTIP”)

The Long-Term Incentive Plan, or LTIP, is a non-equity incentive cash program that allows the Company to motivate executives and middle to senior managers, with a multi-year, cliff-vesting award that leverages the payout based on the achievement of performance metrics determined by the Compensation Committee. The initial LTIP awards, made in December 2006, were made to employees who had historically been awarded XL Capital equity in the form of restricted shares and stock options. In order to further align their interests with that of Shareholders, these employees were allowed to surrender all of their XL Capital unvested restricted stock and unexercised options into a cash-based LTIP vehicle that vests in December 2008. The conversion was on a voluntary basis for all eligible employees. The tender offer relating to these initial LTIP awards was concluded on December 12, 2006. The LTIP cash valuation amount for each employee was determined using a Black-Scholes model for options and the XL Capital stock price used, for converting both options and restricted shares, was the closing price on November 1, 2006. The Compensation Committee approved a three-year measuring period, fiscal years 2006-2008, based on two, equally-weighted metrics of cumulative operating income and growth in adjusted book value over the measuring period. The payout, to be made no later than March 15, 2009, will be determined by the Company’s performance against these metrics. For details on the exchange offer, see Schedule TO-I filed by XL Capital Ltd and the Company with the SEC on November 13, 2006, as amended.

The SCA Ltd Performance Restricted Share Agreements for all executives, which govern the IPO Awards and Mr. Giordano’s converted equity awards, have a vesting provision that allows all restricted Shares to vest once an employee retires from the Company and has a combined age plus years of service (including years of service at XL Capital) that equals at least 65. All awards subject to this treatment are fully expensed at the time the award meets these accelerated vesting criteria irrespective of whether the award has actually vested.

5. CEO’s Converted Equity

     In August 2006, to align Mr. Giordano’s interests with the results of the Company and its Shareholders, Mr. Giordano’s historical XL Capital equity awards, solely those awards that remained as unvested restricted shares and unexercised options, were surrendered and cancelled by XL Capital and Mr. Giordano received: (i) 447,963 options to purchase Shares at $20.50 per share, (ii) 110,184 restricted Shares, and (iii) a cash-based long-term incentive award from SCA, each as reflected in the Outstanding Equity Awards at Fiscal Year-End table and the Summary Compensation Table.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee has reviewed and discussed the preceding Compensation Discussion and Analysis with Company management. Based upon this review and discussions with Company management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis set forth above be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Compensation Committee
Brian M. O’Hara, Chairman
Bruce G. Hannon
Robert M. Lichten

     Notwithstanding anything to the contrary in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation of our Chief Executive Officer, Chief Financial Officer, and the next three most highly compensated executive officers of the Company (Messrs. Giordano, Shea, Hubbard, Morriss and Heberton, respectively) (we refer to these officers as the “NEOs”) for services paid for or rendered with respect to the Company and its subsidiaries in all capacities for the Company’s last fiscal year:

							Change in
							Pension Value
							and
						Non-Equity	Nonqualified
						Incentive	Deferred	All Other
				Stock	Option	Plan Comp-	Compensation	Comp-
Name and				Awards ($)	Awards ($)	ensation	Earnings	ensation
Principal Position	Year	Salary ($)	Bonus ($)	(1)(2)(3)	(1)(2)(3)	(4)	($)	(5)(6)	Total ($)
Paul S. Giordano	2006	570,833	1,560,000	735,352	1,118,579	806,250	—	374,753	5,165,767
President and Chief
Executive Officer
of the Company
David P. Shea	2006	367,917	820,000	214,642	189,665	899,261	—	672,543	3,164,028
Executive Vice
President and Chief
Financial Officer
of the Company
Edward B. Hubbard	2006	354,583	700,000	180,234	208,283	1,044,465	—	672,556	3,160,121
President and
Chief Operating
Officer of XL Capital
Assurance Inc.
T. Wynne Morriss, Jr.	2006	300,000	480,000	128,697	101,121	784,076	—	660,387	2,454,281
Senior Vice
President, Head of
Origination of XL
Capital Assurance Inc.
Richard P. Heberton	2006	290,000	440,000	114,707	68,252	452,483	—	318,728	1,684,170
Managing Director,
Group Head and
Chief Credit Officer
of XL Capital
Assurance Inc.

______________
(1)

Amounts are calculated using the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share Based Payments.” See “Stock Based Compensation Plans” under Note 19 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 regarding assumptions underlying valuations of equity awards.

(2)

For all NEOs other than Mr. Giordano: (a) the vast majority of this amount is the amount expensed in 2006 for historical grants of XL Capital Ltd (“XL Capital”) restricted stock or options, as applicable, during the years 2003-2005 relating to employment services rendered to XL Capital during those years; and (b) a small percentage of this amount is the amount expensed by the Company during 2006 relating to awards of Company restricted stock which were made in connection with the IPO.

(3)

For Mr. Giordano this amount represents: (a) the amount expensed in 2006 for historical grants of XL Capital restricted shares or options, as applicable, during the years 2003-2005 relating to employment services rendered to XL Capital during those years; (b) the amount expensed by the Company during 2006 for the Company restricted Shares or options, as applicable, that Mr. Giordano received as a result of the conversion of his historical XL Capital equity awards; and (c) the amount expensed by the Company during 2006 with respect to Mr. Giordano’s IPO Award. Also see Outstanding Equity Awards at Fiscal Year End table.

(4)

These amounts represent the minimum payout on the converted LTIP awards granted to NEOs, other than Mr. Giordano, relating to the exchange offer that was completed in December 2006. The amount for Mr. Giordano represents the minimum payout on the historical XL Capital LTIP awards that were involuntarily converted in August 2006. (See Grants of Plan-Based Awards Table.) All such awards will vest December 31, 2008 and payout based on the criteria detailed in Schedule TO-I filed by XL Capital Ltd and the Company with the SEC on November 13, 2006, as amended.

(5)

For Mr. Giordano these amounts include: (a) a housing allowance in the amount of $270,260; and (b) financial counseling services in the amount of $7,310. An additional perquisite that Mr. Giordano received pursuant to his employment agreement, but for which no amount is included in this table because no amount will be expensed by the Company unless a reimbursement actually occurs, is a Company reimbursement Mr. Giordano is entitled to receive under certain circumstances for any economic losses on the sale of his principal residence. For additional information with respect to the housing allowance and the potential Company reimbursement for any economic losses on the sale of Mr. Giordano’s principal residence, please see “Paul S. Giordano Employment Agreement” under “Potential Payments Upon Termination or Change in Control.”

(6)

For each NEO these amounts include Company contributions to the qualified and nonqualified retirement plans of the Company and for each NEO other than Mr. Giordano, these amounts include deferred cash awards which were granted in March 2006, each as detailed in the table appearing on the following page entitled “Other Annual Compensation from Summary Compensation Table.” The deferred cash awards vest in 4 equal annual installments (25% per year) from the date of grant (March 2006) and they have no performance factor.

Other Annual Compensation from Summary Compensation Table

		Company	Company
		Contributions to	Contributions to
		Nonqualified Retirement	Qualified Retirement	Deferred Cash
Name	Year	Plan ($)	Plan ($)	Awards ($)
Paul S. Giordano	2006	73,362	23,821	—
David P. Shea	2006	51,106	21,437	600,000
Edward B. Hubbard	2006	50,856	21,700	600,000
T. Wynne Morriss, Jr.	2006	38,687	21,700	600,000
Richard P. Heberton	2006	37,028	21,700	260,000

GRANTS OF PLAN-BASED AWARDS TABLE

     The following table complements the Summary Compensation Table disclosure by providing information concerning each grant of an award made to the NEOs in the last completed fiscal year under any plan:

								All Other	All Other
								Stock	Option		Grant Date
								Awards:	Awards:	Exercise	Fair Value
								Number	Number of	or Base	of Stock
		Estimated Future Payouts Under			Estimated Future Payouts Under			of Shares	Securities	Price of	and
		Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards			of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	($) 75%	($) 100%	($) 150%	($)	($)	($)	(#)(3)	(#)(4)	($/Sh)	($)(5)
Paul S.	8/4/06	—	—	—	—	—	—	168,721	447,963	20.50	5,979,222
Giordano(2)	8/4/06	806,250	1,075,000	1,612,500	—	—	—	—	—	—	—
David P. Shea	8/4/06	—	—	—	—	—	—	12,195	—	—	250,000
	12/12/06	899,261	1,199,015	1,798,522	—	—	—	—	—	—	—
Edward B.	8/4/06	—	—	—	—	—	—	12,195	—	—	250,000
Hubbard	12/12/06	1,044,465	1,392,620	2,088,930	—	—	—	—	—	—	—
T. Wynne	8/4/06	—	—	—	—	—	—	9,756	—	—	199,998
Morriss, Jr.	12/12/06	784,076	1,045,434	1,568,151	—	—	—	—	—	—	—
Richard P.	8/4/06				—	—	—	6,098	—	—	125,009
Heberton	12/12/06	452,483	603,311	904,966	—	—	—	—	—	—	—

_______________
(1)

These amounts represent the converted value of LTIP awards granted to NEOs, other than Mr. Giordano, relating to the exchange offer that was completed in December 2006 as well as historical XL Capital LTIP Award program with respect to Messrs. Shea, Hubbard and Morriss. The amount for Mr. Giordano represents the historical XL Capital LTIP awards that were involuntarily converted in August 2006. As described in “Compensation Discussion and Analysis – Executive Compensation Program Elements-Long-Term Incentive Plan - LTIP,” for other than Mr. Giordano, the value of the award was determined using the closing price of XL Capital stock on November 1, 2006, and the latter price was applied in a Black-Scholes valuation for unexercised options and the same price was used for valuing unvested restricted shares. All such awards will vest December 31, 2008 and payout based on the criteria detailed in Schedule TO-I filed by XL Capital Ltd and the Company with the SEC on November 13, 2006, as amended.

(2)

To align Mr. Giordano’s interests with the results of the Company and its Shareholders, Mr. Giordano’s historical XL Capital equity awards, solely those awards that remained as unvested restricted shares and unexercised options, were surrendered and cancelled by XL Capital, and Mr. Giordano received options to purchase Shares, restricted Shares and a cash-based long-term incentive award from SCA (the “Exchange”). See “Compensation Discussion and Analysis - CEO’s Converted Equity.”

(3)

This amount represents for all NEOs (other than Mr. Giordano) a grant of the IPO Awards in the form of restricted Shares with a five year vesting period, subject to acceleration upon achievement of certain metrics. See “Compensation Discussion and Analysis - Executive Compensation Program Elements - IPO Awards.” In addition, for Mr. Giordano, this amount includes restricted Shares received by Mr. Giordano in connection with the Exchange. Mr. Giordano’s restricted Shares were granted on the same date but with different vesting schedules. For the vesting schedule and other details, see the Outstanding Equity Awards at Fiscal Year-End table.

(4)

This amount represents SCA options received by Mr. Giordano in connection with the Exchange. Mr. Giordano’s SCA options were granted on the same date but with different vesting schedules. For the vesting schedule and other related details, see the Outstanding Equity Awards at Fiscal Year-End table.

(5)

See “Stock Based Compensation Plans” under Note 19 of the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 regarding assumptions underlying valuations of equity awards.

Narrative Disclosure to Summary Compensation Table and Grant of Plan-Based Awards Table

     The Company has entered into employment agreements with the following NEOs: Paul S. Giordano (Chief Executive Officer), David P. Shea (Chief Financial Officer) and Edward B. Hubbard (President and Chief Operating Officer, XL Capital Assurance Inc.).

     Each employment agreement provides for (i) a specified base salary, which is subject to annual review and may be increased by the Compensation Committee, (ii) an annual bonus pursuant to the Company’s incentive compensation plan as determined by the Compensation Committee with an annual target bonus equal to the levels set forth in “Compensation Discussion and Analysis,” (iii) reimbursement for or payment of certain travel and other expenses and (iv) the right to participate in such other employee or fringe benefit programs for senior executives as are in effect from time to time. The original term of each executive’s employment expires on August 4, 2009, and will continue to be automatically extended for successive one year periods unless the Company or the executive provides written notice that the term is not to be extended at least three months prior to the then scheduled expiration date. Each executive has agreed to certain confidentiality, non-competition and non-solicitation provisions. Mr. Giordano’s employment agreement also provides for the payment to Mr. Giordano of a monthly housing allowance through July 1, 2008.

The Company granted several plan-based awards during 2006:

     – Non-Equity Incentive Plan Awards: See “Compensation Discussion and Analysis – Executive Compensation Program Elements – Long-Term Incentive Plan (“LTIP”).”

     – Stock Awards: The Company granted IPO Awards to the NEOs on August 4, 2006. See “Compensation Discussion and Analysis – Executive Compensation Program Elements – IPO Awards.”

     – CEO Compensation: In addition to an IPO Award, Mr. Giordano received restricted Shares in connection with the Exchange. See “Compensation Discussion and Analysis – CEO’s Converted Equity.”

     Base salaries form the basis for other compensation awards. Specifically, the target cash bonus is expressed as a percentage of salary and the total cash compensation, salary plus cash bonus, is the basis for the target percentage of LTI granted to the Company’s executives.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table shows information concerning unexercised options, stock that has not vested, and equity investment plan awards for the NEOs outstanding as of December 31, 2006:

	Option Awards					Stock Awards
Equity
Incentive
								Equity	Plan
								Incentive	Awards:
			Equity					Plan	Market or
			Incentive					Awards:	Payout
			Plan					Number of	Value of
			Awards:				Market	Unearned	Unearned
		Number of	Number of			Number of	Value of	Shares,	Shares,
	Number of	Securities	Securities			Shares or	Shares or	Units	Units
	Securities	Underlying	Underlying			Units of	Units of	or Other	or Other
	Underlying	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Unexercised	Options (#)	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Options (#)	Unexer-	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	cisable (2)	(#)	($)	Date	(#)(3)(4)	($)(5)	(#)	($)
Paul S. Giordano (1)	—	69,859	—	20.50	3/9/2011	168,721	4,695,505	—	—
		61,496			3/8/2012
		86,581			3/7/2013
		85,578			3/5/2014
		144,449			3/4/2015
David P. Shea	—	—	—	—	—	12,195	339,387	—	—
Edward B. Hubbard	—	—	—	—	—	12,195	339,387	—	—
T. Wynne Morriss, Jr.	—	—	—	—	—	9,756	271,509	—	—
Richard P. Heberton	—	—	—	—	—	6,098	169,707	—	—

_________________
(1)

To align Mr. Giordano’s interests with the results of the Company and its Shareholders, Mr. Giordano’s historical XL Capital equity awards, solely those awards that remained as unvested restricted shares and unexercised options, were surrendered and cancelled by XL Capital, and Mr. Giordano received options to purchase Shares, restricted Shares and a cash-based long-term incentive award from SCA (the “Exchange”). See “Compensation Discussion and Analysis - CEO’s Converted Equity.”

(2)

Each option award acquired by Mr. Giordano pursuant to the Exchange has the term set forth in the table and has the following vesting provisions: options with an expiration date of 2011 vest in 2 equal annual installments (at a rate of 50% per year), options with an expiration date of 2012 vest in 3 equal annual installments (at a rate of 33% per year), and options with an expiration date of 2013 or greater vest in 4 equal annual installments (at a rate of 25% per year), each from the date of grant. Vesting dates for each option award can therefore be calculated accordingly.

(3)

In connection with the IPO, the NEOs received IPO Awards in the form of restricted Shares, which will vest on the fifth anniversary of the date of grant (August 4, 2011) with the following acceleration features: (a) one-third of the restricted Shares will vest on the third anniversary of the date of grant if the consolidated Operating ROE of the Company for the immediately preceding calendar year equals or exceeds 10%, (b) one-third of the restricted Shares will vest on the fourth anniversary of the date of grant if the consolidated Operating ROE of the Company for the immediately preceding calendar year equals or exceeds 10%, and (c) all IPO Awards will vest upon a change in control or the termination of the service of the employee due to his or her death, disability or retirement. For further detail, see “Compensation Discussion and Analysis – Executive Compensation Program Elements - IPO Awards.”

(4)

In connection with the Exchange, Mr. Giordano received 110,184 restricted Shares. Each restricted Share grant has the following vesting provisions: 4,692 restricted Shares vest 100% on December 4, 2008, and the remainder of the restricted Shares obtained in connection with the Exchange vest in 4 equal installments (at a rate of 25% per year) from the date of grant. In addition, Mr. Giordano received an IPO Award in the form of 58,537 restricted Shares with the vesting terms described in footnote (3). Vesting dates for each restricted Share award can therefore be calculated accordingly.

(5)	The closing price of the Shares on December 29, 2006, the last business day of the Company’s fiscal year, was $27.83.

OPTION EXERCISES AND STOCK VESTED

     There are no amounts to be reported in the Options Exercises and Stock Vested table. Accordingly, this table has been omitted from this Proxy Statement pursuant to Instruction 5 to Item 402(a)(3) of Regulation S-K.

PENSION BENEFITS

     There are no amounts to be reported in the Pension Benefits table. Accordingly, this table has been omitted from this Proxy Statement pursuant to Instruction 5 to Item 402(a)(3) of Regulation S-K.

NON-QUALIFIED DEFERRED COMPENSATION

     The following table sets forth information with respect to each defined contribution or other plan that provides for deferral of compensation on a basis that is not tax-qualified for the NEOs during the last fiscal year.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in	Withdrawals/	Balance at Last
	Last Fiscal Year	Last Fiscal Year	Last Fiscal Year	Distribution	Fiscal Year End
Name	($)	($)(1)(2)	($)(3)	($)	($)
Paul S. Giordano	31,187	73,362	95,785	—	200,335
David P. Shea	227,344	651,106	109,834	—	988,284
Edward B. Hubbard	26,656	650,856	43,008	—	720,520
T. Wynne Morriss, Jr.	56,500	638,687	63,057	—	758,244
Richard P. Heberton	90,000	297,028	52,872	—	439,900

_______________
(1)	See footnote 6 to the Summary Compensation Table regarding the extent to which the amounts appearing in this column are reported in that table.
(2)

Other than with respect to Mr. Giordano, the majority of the amounts appearing in this column represent deferred cash awards which were granted in March 2006. These deferred cash awards vest in 4 equal annual installments (at 25% per year) from the date of grant (March 2006) and have no performance factor. The remainder of the amounts appearing in this column represent Company contributions to the Deferred Compensation Program (as defined below). (See OtherAnnual Compensation from Summary Compensation Table table for more detail with respect to the amounts in this column.)

(3)	No amounts appearing in this column are reflected in the Summary Compensation Table, as no investments have preferential performance or interest rates applicable to them.

     Compensation plans are based on Company prescribed contribution rates that are established for all participating employees. Aggregate earnings are based on the performance of the underlying mutual funds chosen by the executive from a prescribed list of choices sponsored by the Company through a third-party vendor. No preferential performance or interest rates are accorded any of the investments that executives have in the SCA Holdings US Inc. Deferred Compensation Program (the “Deferred Compensation Program”) therefore no earnings on these plans are reported in the Summary Compensation Table.

     Participants are allowed to defer both salary and bonus into the Deferred Compensation Program, up to the limits established by the Internal Revenue Service. All participants in the Deferred Compensation Program are required to have on file with the Company a payout election form indicating the terms chosen by the participant for payout at the time of termination or retirement. No executive is allowed to take a loan from the Company or against their outstanding plan balance and any other distribution that does not adhere to the executive’s payout election form must first be approved by the Compensation Committee. No NEOs have taken any withdrawals from their outstanding plan balances in 2006.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Paul S. Giordano Employment Agreement

     The Company has entered into an employment agreement with one of its named executive officers, Paul S. Giordano, to serve as President and Chief Executive Officer of the Company.

     Mr. Giordano’s employment agreement provides for (i) a specified base salary of not less than $600,000, which is subject to annual review and may be increased by the Compensation Committee, (ii) an annual bonus pursuant to the Company’s incentive compensation plan as determined by the Compensation Committee with an annual target bonus equal to 200% of his base salary, (iii) reimbursement for or payment of certain travel and other expenses, and (iv) the right to participate in such other employee or fringe benefit programs for senior executives as are in effect from time to time. The original term of employment is scheduled to expire on August 4, 2009 and will continue to be automatically extended for successive one year periods unless the Company or Mr. Giordano provides written notice that the term is not to be extended at least three months prior to the then scheduled expiration date. It is also the intention of the parties that Mr. Giordano will serve on our Board of Directors. Mr. Giordano has agreed to certain confidentiality, non-competition and non-solicitation provisions.

     The potential payments upon termination or change in control of the Company pursuant to Mr. Giordano’s employment agreement are as follows:

     Termination Due to Death or Disability

     Mr. Giordano’s employment agreement provides that, in the event of the termination of his employment prior to the expiration date of the employment agreement (after giving effect to any extensions thereof) by reason of death or disability:

(i)

Mr. Giordano (or in the case of death, his spouse or estate) shall be entitled to receive his then current base salary through the end of the six month period after the month in which his employment is terminated;

(ii)

Mr. Giordano (or his estate) shall be entitled to any annual bonus awarded but not yet paid and a pro rata bonus for the year of termination in an amount determined by the Compensation Committee (but not less than a pro rata portion of his average annual bonus for the immediately preceding three years);

(iii)

Mr. Giordano (or his estate) shall also be entitled to his vested accrued benefits under any employment benefit programs, continued rights with regard to any stock options or other rights with respect to equity securities of the Company held by him in accordance with the terms of the plans under which such options or other rights were issued;

(iv)	Mr. Giordano shall be entitled to continued medical benefit plan coverage for his dependents for a period of six months.

     In the event Mr. Giordano’s employment was terminated on December 29, 2006, the last business day of the Company’s fiscal year, by reason of death or disability, the value of the estimated potential payments Mr. Giordano (or his estate) would be entitled to receive as described in clauses (i), (ii) and (iii) above would be as follows: (i) $300,000; (ii) $408,333; and (iii) 447,963 options to purchase Shares and 168,721 restricted Shares. Under the terms of the agreements pursuant to which the options and restricted Shares were issued, they immediately vest upon the occurrence of Mr. Giordano’s death or disability. Based upon the difference between the $20.50 exercise price of the options and $27.83, the closing price of the Shares on December 29, 2006, the net value of these options would be $3,283,569. Based upon the closing price of the restricted Shares on December 29, 2006, the value of these Shares would have been $4,695,505. Additionally, pursuant to the terms of the Company’s LTIP, upon Mr. Giordano’s death or disability his awards under the LTIP will vest at a percentage based on the performance of the Company versus the relevant performance metric at the time of termination. Based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which result in a payment to Mr. Giordano (or his estate) of $1,343,750.

     Termination Without Cause

     In the event of termination of Mr. Giordano’s employment by the Company without Cause (as defined in the employment agreement) or by Mr. Giordano if he is assigned duties materially inconsistent with his position, Mr. Giordano shall be entitled to his then current base salary through the date on which termination occurs and:

(i)	a cash lump sum equal to two times his then current base salary;

(ii)

a cash lump sum payment equal to one times the higher of the targeted annual bonus for the year of such termination or the average of his annual bonus for the three years immediately preceding the year of termination;

(iii)	any annual bonus awarded but not yet paid;

(iv)

Mr. Giordano shall also be entitled to his vested accrued benefits under any employment benefit programs, continued rights with regard to any stock options or other rights with respect to equity securities of the Company held by him in accordance with the terms of the plans under which such options or other rights were issued; and

(v)	Mr. Giordano shall be entitled to continued medical benefit coverage for him and his dependents for a period of 24 months.

     In the event Mr. Giordano’s employment was terminated on December 29, 2006, the last business day of the Company’s fiscal year, without Cause prior to a Change in Control (as defined in his employment agreement) or by Mr. Giordano if he were assigned duties materially inconsistent with his position, the value of the estimated potential payments Mr. Giordano would be entitled to receive as described in clauses (i), (ii), and (iii) above would be as follows: (i) $1,200,000; (ii) $1,200,000; and (iii) $0. Additionally, pursuant to the terms of the Company’s LTIP, if Mr. Giordano was terminated without Cause his awards under the LTIP will vest at a percentage based on the performance of the Company versus the relevant performance metric at the time of termination. Based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which result in a payment to Mr. Giordano (or his estate) of $1,343,750.

     Termination Without Cause Following a Change in Control; For Good Reason; or In Connection with a Change in Control

     In the event of termination of Mr. Giordano’s employment (a) by the Company without Cause within the 24-month period following a Change in Control (as defined in his employment agreement (the “Giordano Post-Change Period”)), (b) by Mr. Giordano for Good Reason (as defined in the employment agreement) during the Giordano Post-Change Period or (c) by the Company within one year prior to a Change in Control and it is reasonably demonstrated that such termination was either at the request of a third party who had taken steps reasonably calculated or intended to effect a Change in Control or otherwise arose in connection with or in anticipation of the Change in Control, then Mr. Giordano shall be entitled to his then current salary through the date on which termination occurs and:

(i)	a cash lump sum payment equal to two times his then current base salary;

(ii)

a cash lump sum payment equal to two times the higher of (1) the average of his annual bonus for the three years immediately preceding the year in which the Change in Control occurs and (2) his target annual bonus for the year of termination;

(iii)

an amount equal to the higher of (1) his annual bonus actually awarded in the year immediately preceding the year in which the Change in Control occurs or (2) the targeted annual bonus that would have been awarded to him for the year of such termination, pro rated by a fraction based on the number of months or fraction thereof in which Mr. Giordano was employed by the Company in the year of termination;

(iv)	accelerated vesting of his rights under any retirement plans and with regard to any stock options or other rights with respect to equity securities of the Company held by him; and

(v)	Mr. Giordano shall also be entitled to continue the medical benefit plan coverage for himself and his dependents for a period of 24 months.

     Mr. Giordano will also be entitled to continue to exercise stock options for three years after termination of employment. In addition, Mr. Giordano will be entitled to gross-up payments in event excise taxes on his payments or other benefits are imposed under Section 280G of the Code.

     In the event Mr. Giordano’s employment was terminated on December 29, 2006, the last business day of the Company’s fiscal year, by reason of (a), (b) or (c) above, the value of the estimated potential payments Mr. Giordano would be entitled to receive as described in clauses (i), (ii), (iii) and (iv) above would be as follows: (i) $1,200,000; (ii) $2,400,000; (iii) $1,200,000; and (iv) 447,963 options to purchase Shares and 168,721 restricted Shares. Based upon the difference between the $20.50 exercise price of the options and $27.83, the closing price of the Shares on December 29, 2006, the net value of these options would be $3,283,569. Based upon the closing price of the restricted Shares on December 29, 2006, the value of these Shares would have been $4,695,505. Additionally, pursuant to the terms of the Company’s LTIP, upon the occurrence of a Change in Control (as defined in the Company’s 2006 Long Term Incentive and Share Award Plan) Mr. Giordano’s awards under the LTIP will vest at a percentage based on the performance of the Company versus the relevant performance metric at the time of termination. Based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which result in a payment to Mr. Giordano of $1,343,750.

     Termination With Cause or Other Voluntary Termination

     If Mr. Giordano is terminated by the Company with Cause or if Mr. Giordano voluntarily terminates his employment, he shall be entitled to:

(i)	his then current base salary through the date on which termination occurs;

(ii)

continued rights with regard to any stock options or other rights with respect to equity securities of the Company held by Mr. Giordano in accordance with the terms of the plans under which such options or equity securities were issued; and

(iii)

his vested accrued benefits under any employee benefit programs in the case of voluntary termination and, if such programs expressly provide for such benefits, in the case of termination by the Company with Cause.

     Housing Allowance

     The employment agreement also provides for the payment to Mr. Giordano of a monthly housing allowance through July 1, 2008. The amount is $15,000 per month through June 30, 2006, $10,000 per month for the following year, and $5,000 per month for the last year. If Mr. Giordano’s employment is terminated by the Company without Cause, due to his disability, by him for Good Reason during the Giordano Post-Change Period or by Mr. Giordano following the assignment to him of duties that are materially inconsistent with his position, he will receive a lump sum payment equal to the amount of any remaining housing allowance payments scheduled to be paid for the twenty-four months following such termination of employment. If Mr. Giordano had been terminated for any of these reasons on December 29, 2006, the last day of the Company’s fiscal year, Mr. Giordano would have been entitled to a lump sum payment of $120,000. In the event Mr. Giordano’s employment terminates due to his death, his spouse or estate will continue to receive monthly housing allowance payments through the remainder of the housing payment period or until his principal residence is sold, whichever is earlier.

     Other Employment Agreement Provisions

     The employment agreement also provides that the Company will reimburse Mr. Giordano, on an after-tax basis, for any loss incurred by him on a sale of his principal residence in Connecticut which occurs prior to June 30, 2010 and prior to his termination of employment. For this purpose, any loss will be measured by the excess of the purchase price paid by him for the principal residence over the higher of the sale price received by him or the average of two independent appraisals of the fair market value of the principal residence as of the date of execution of the applicable purchase and sale agreement. In the event Mr. Giordano’s employment is terminated by the Company without Cause, due to his disability, by him for Good Reason during the Giordano Post-Change Period or by Mr. Giordano following the assignment to him of duties that are materially inconsistent with his position, the period during which he will be protected against loss will not end until the earlier of twenty-four months following such termination of employment or June 30, 2010. In the event Mr. Giordano’s employment terminates due to his death, the period of loss protection will continue through June 30, 2010, and any reimbursement for loss will be paid to his spouse or estate. The cost of any appraisals required will be paid by the Company.

     The employment agreement also provides for indemnification of Mr. Giordano by the Company to the maximum extent permitted by applicable law and our charter documents and requires that the Company maintain directors’ and officers’ liability coverage in an amount equal to at least $25,000,000 for him.

Employment Agreements of Edward B. Hubbard and David P. Shea

     The Company has also entered into employment agreements with the following NEOs: Edward B. Hubbard to serve as the President and Chief Operating Officer of XL Capital Assurance Inc., a wholly-owned subsidiary of the Company, and David P. Shea to serve as Executive Vice President and Chief Financial Officer of the Company.

     Each employment agreement provides for (i) a specified base salary (which is initially not less than $375,000 in the case of Mr. Hubbard and $385,000 in the case of Mr. Shea) and is subject to annual review and may be increased by the Company’s Compensation Committee, (ii) an annual bonus pursuant to our incentive compensation plan as determined by the Compensation Committee with an annual target bonus equal to 150% of the executive’s base salary, (iii) reimbursement for or payment of certain travel expenses, and (iv) the right to participate in such other employee or fringe benefit programs for senior executives as are in effect from time to time. The original term of employment is scheduled to expire on the third anniversary of the IPO Closing Date and will continue to be automatically extended for successive one year periods unless the Company or the executive provides written notice that the term is not to be extended, as provided in each agreement. Each executive has agreed to certain confidentiality, non-competition and non-solicitation provisions. The Company’s obligations under each employment agreement are guaranteed by SCA Holdings US Inc. and XL Financial Assurance Ltd.

     The potential payments upon termination or change in control of the Company pursuant to each employment agreement are as follows:

     Termination Due to Death or Disability

     Each employment agreement provides that, in the event of the termination of the executive’s employment prior to the expiration date of the employment agreement (after giving effect to any extensions thereof) by reason of death or disability:

(i)

the executive (or in the case of death, his spouse or estate) shall be entitled to receive his then current base salary through the end of the six month period after the month in which his employment is terminated;

(ii)

the executive (or his estate) shall be entitled to any annual bonus awarded but not yet paid and a pro rata bonus for the year of termination in an amount determined by the Compensation Committee (but not less than a pro rata portion of his average annual bonus for the immediately preceding three years);

(iii)

the executive (or his estate) shall also be entitled to his vested accrued benefits under any employment benefit programs, continued rights with regard to any stock options or other rights with respect to equity securities of the Company held by him in accordance with the terms of the plans under which such options or other rights were issued;

(iv)	the executive shall be entitled to continued medical benefit plan coverage for the executive and his immediate family for a period of six months.

     In the event the employment of either Messrs. Hubbard or Shea was terminated on December 29, 2006, the last business day of the Company’s fiscal year, by reason of death or disability, the value of the estimated potential payments that Messrs. Hubbard or Shea would be entitled to receive as described in clauses (i), (ii) and (iii) above would be as follows:

Mr. Hubbard
(i) $187,500; (ii) $341,667; and (iii) 12,195 restricted Shares. Under the terms of the agreement pursuant to which the restricted Shares were issued, they immediately vest upon the occurrence of Mr. Hubbard’s death or disability. Based upon the closing price of the restricted Shares on December 29, 2006, $27.83, the value of these Shares would have been $339,387. Additionally, pursuant to the terms of the Company’s LTIP, upon Mr. Hubbard’s death or disability his awards under the LTIP will vest at a percentage based on the performance of the Company versus the relevant performance metric at the time of termination. Based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which result in a payment to Mr. Hubbard (or his estate) of $1,740,775.

Mr. Shea
(i) $192,500; (ii) $316,667; and (iii) 12,195 restricted Shares. Under the terms of the agreement pursuant to which the restricted Shares were issued, they immediately vest upon the occurrence of Mr. Shea’s death or disability. Based upon the closing price of the restricted Shares on December 29, 2006, the value of these Shares would have been $339,387. Additionally, pursuant to the terms of the Company’s LTIP, upon Mr. Shea’s death or disability his awards under the LTIP will vest at a percentage based on the performance of the Company versus the relevant performance metric at the time of termination. Based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which result in a payment to Mr. Shea (or his estate) of $1,498,769.

Termination Without Cause

     In the event of termination of the executive’s employment by the Company without Cause (as defined in each employment agreement), including termination of employment following the Company’s issuance of a notice of nonrenewal of the employment agreement, or by the executive if he is assigned duties materially inconsistent with his position (but such assignment does not constitute “Good Reason”, as defined in each employment agreement), the executive shall be entitled to his then current base salary through the date on which termination occurs and:

(i)	a cash lump sum equal to two times his then current base salary;

(ii)

a cash lump sum payment equal to one times the higher of the targeted annual bonus for the year of such termination or the average of his annual bonus for the three years immediately preceding the year of termination;

(iii)	any annual bonus awarded but not yet paid;

(iv)

the executive shall also be entitled to his vested accrued benefits under any employment benefit programs, continued rights with regard to any stock options or other rights with respect to equity securities of the Company held by him in accordance with the terms of the plans under which such options or other rights were issued; and

(v)	the executive shall be entitled to continued medical benefit plan coverage for the executive and his immediate family members for a period of 24 months.

     In the event that the employment of either of Messrs. Hubbard or Shea was terminated on December 29, 2006, the last business day of the Company’s fiscal year, without Cause, including termination of employment following the Company’s issuance of a notice of nonrenewal of the employment agreement, or by the executive if he is assigned duties materially inconsistent with his position, the value of the estimated potential payments that Messrs. Hubbard and Shea would be entitled to receive as described in clauses (i), (ii), and (iii) above would be as follows:

Mr. Hubbard
(i) $750,000; (ii) $562,500; and (iii) $0. Additionally, pursuant to the terms of the Company’s LTIP, if Mr. Hubbard was terminated without Cause his awards under the LTIP will vest at a percentage based on the performance of the Company versus the relevant performance metric at the time of termination. Based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which would result in a payment to Mr. Hubbard of $1,740,775.

Mr. Shea
(i) $770,000; (ii) $577,500; and (iii) $0. Additionally, pursuant to the terms of the Company’s LTIP, if Mr. Shea was terminated without Cause his awards under the LTIP will vest at a percentage based on the performance of the Company versus the relevant performance metric at the time of termination. Based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which would result in a payment to Mr. Shea of $1,498,769.

Termination Without Cause Following a Change in Control; For Good Reason; or In Connection with a Change in Control

     In the event of termination of the executive’s employment (a) by the Company without Cause within the 24-month period following a Change in Control (as defined in his employment agreement (the “Senior Executive Post-Change Period”)), (b) by the executive for Good Reason (as defined in the employment agreement) during the Senior

Executive Post-Change Period or (c) by the Company (other than for Cause) within one year prior to a Change in Control and it is reasonably demonstrated that such termination arose in connection with a Change in Control, then the executive shall be entitled to his then current salary through the date on which termination occurs and:

(i)	a cash lump sum payment equal to two times his then current base salary;

(ii)

a cash lump sum payment equal to two times the higher of (1) the average of his annual bonus for the three years immediately preceding the year in which the Change in Control occurs and (2) his target annual bonus for the year of termination;

(iii)

an amount equal to the higher of (1) his annual bonus actually awarded in the year immediately preceding the year in which the Change in Control occurs or (2) the targeted annual bonus that would have been awarded to him for the year of such termination, pro rated by a fraction based on the number of months or fraction thereof in which the executive was employed by the Company in the year of termination;

(iv)	accelerated vesting of his rights under any retirement plans and with regard to any stock options or other rights with respect to equity securities of the Company held by him; and

(v)

the executive shall also be entitled to continue the medical benefit plan coverage for himself and his immediate family for a period of 24 months (which ceases if the executive becomes eligible to receive medical benefits from another employer.

     The executive will also be entitled to continue to exercise stock options for three years after termination of employment. In addition, the executive will be entitled to gross-up payments in event excise taxes on his payments or other benefits are imposed under Section 4999 of the Code.

     In the event that the employment of either of Messrs. Hubbard or Shea was terminated on December 29, 2006, the last business day of the Company’s fiscal year, by reason of (a), (b) or (c) above, the value of the estimated potential payments that Messrs. Hubbard and Shea would be entitled to receive as described in clauses (i), (ii), (iii) and (iv) above would be as follows:

Mr. Hubbard
(i) $750,000; (ii) $1,125,000; (iii) $562,500; and (iv) 12,195 restricted Shares. Based upon the closing price of the restricted Shares on December 29, 2006, the value of these Shares would have been $339,387. Additionally, pursuant to the terms of the Company’s LTIP, upon the occurrence of a Change in Control (as defined in the Company’s 2006 Long Term Incentive and Share Award Plan) Mr. Hubbard’s awards under the LTIP will vest at a percentage based on the performance of the Company versus the relevant performance metric at the time of termination. Based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which would result in a payment to Mr. Hubbard of $1,740,775.

Mr. Shea
(i) $770,000; (ii) $1,155,000; (iii) $577,500; and (iv) 12,195 restricted Shares. Based upon the closing price of the restricted Shares on December 29, 2006, the value of these Shares would have been $339,387. Additionally, pursuant to the terms of the Company’s LTIP, upon the occurrence of a Change in Control (as defined in the Company’s 2006 Long Term Incentive and Share Award Plan) Mr. Shea’s awards under the LTIP will vest at a percentage based on the performance of the Company versus the relevant performance metric at the time of termination. Based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which would result in a payment to Mr. Shea of $1,498,769.

     Termination With Cause or Other Voluntary Termination

     If the executive is terminated by the Company with Cause or if the executive voluntarily terminates his employment, he shall be entitled to:

(i)	his then current base salary through the date on which termination occurs;

(ii)

continued rights with regard to any stock options or other rights with respect to equity securities of the Company held by the executive in accordance with the terms of the plans under which such options or equity securities were issued; and

(iii)

his vested accrued benefits under any employee benefit programs in the case of voluntary termination and, if such programs expressly provide for such benefits, in the case of termination by the Company with Cause.

     Other Employment Agreement Provisions

     Each employment agreement also provides for indemnification of the executive by the Company to the maximum extent permitted by applicable law and the Company’s charter documents and requires the Company to maintain directors’ and officers’ liability coverage in an amount equal to at least $25,000,000.

Mr. Morriss and Mr. Heberton

     Mr. Morriss and Mr. Heberton do not have employment agreements with the Company, however there are provisions in certain of the Company’s compensation plans that would result in potential payments upon termination or change in control to Mr. Morriss or Mr. Heberton. Those provisions are summarized below.

(a)

IPO Awards – Pursuant to the provisions of the 2006 Long Term Incentive and Share Award Plan (the “Plan”) and the related Restricted Share Agreements that the Company entered into with each employee that received an IPO Award, the IPO Awards vest immediately upon the occurrence of a Change in Control (as defined in the Plan), or upon the death, disability or Retirement of the employee. For these purposes, “Retirement” means the termination of employment by the employee after the sum of his age and full years of continuous service with the Company exceeds 65.

(b)

LTIP Awards – Pursuant to the Company’s LTIP, upon the occurrence of (1) a Change in Control (as defined in the Plan), (2) the death or disability of the executive or (3) the termination of the executive without Cause (as defined in the relevant LTIP agreement), LTIP awards will immediately vest and the relevant cash payment will be payable. For LTIP awards with performance metrics applicable to them, the relevant award will vest at a percentage based on the performance of the Company versus the relevant performance metric at the time of termination.

     Termination Due to Death or Disability

     In the event the employment of either Messrs. Morriss or Heberton was terminated on December 29, 2006, the last business day of the Company’s fiscal year, by reason of death or disability, the value of the estimated potential payments Messrs. Morriss or Heberton would be entitled to receive in connection with the plans referred to in (a) and (b) above would be as follows:

Mr. Morriss
(i) 9,756 restricted Shares and (ii) based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which result in a payment to Mr. Morriss (or his estate) of $1,306,793. Based upon the closing price of the restricted Shares on December 29, 2006, the value of these Shares would have been $271,509.

Mr. Heberton
(i) 6,098 restricted Shares and (ii) based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which result in a payment to Mr. Heberton (or his estate) of $754,139. Based upon the closing price of the restricted Shares on December 29, 2006, the value of these Shares would have been $169,707.

Termination Without Cause

     In the event of termination of the executive’s employment by the Company without Cause (as defined in the relevant LTIP agreement) the value of the estimated potential payments Messrs. Morriss or Heberton would be entitled to receive in connection with the plans referred to in (a) and (b) above would be as follows:

Mr. Morriss
(i) $0 and (ii) based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which result in a payment to Mr. Morriss of $1,306,793.

Mr. Heberton
(i) $0 and (ii) based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which result in a payment to Mr. Heberton of $754,139.

     Acceleration of Vesting Upon a Change in Control

     In the event of a Change in Control (as defined in the Plan) the value of the estimated potential payments to be received by Messrs. Morriss or Heberton in connection with the plans referred to in (a) and (b) above would be as follows:

Mr. Morriss
(i) 9,756 restricted Shares and (ii) based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which result in a payment to Mr. Morriss of $1,306,793. Based upon the closing price of the restricted Shares on December 29, 2006, the value of these Shares would have been $271,509.

Mr. Heberton
(i) 6,098 restricted Shares and (ii) based on the performance of the Company as of December 29, 2006, these LTIP awards would vest at a target amount percentage of 125%, which result in a payment to Mr. Heberton of $754,139. Based upon the closing price of the restricted Shares on December 29, 2006, the value of these Shares would have been $169,707.

AUDIT COMMITTEE REPORT

     The primary purpose of the Audit Committee is to assist the Board’s oversight of the integrity of the Company’s financial statements, including its system of internal controls, the Independent Auditor’s qualifications, independence and performance, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. During 2006, Messrs Senter (Chairman), Gibbons and Ross and Ms. Hennessy served on the Audit Committee. The Audit Committee is currently comprised of four independent Directors and operates under a written charter, which is is posted on the Company’s website at www.scafg.com. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of Company management and the Independent Auditor, as appropriate. It is also not the responsibility of the Audit Committee to assure compliance with laws and regulations, the Company’s Code of Business Conduct and Ethics and Code of Ethics for SCA Senior Financial Officers or to set or determine the adequacy of the Company’s reserves.

     Based on the Audit Committee’s review of the audited financial statements, its discussions with management regarding the audited financial statements, its receipt of written disclosures and the letter from the Independent Auditor required by Independence Standards Board Standard No. 1, its discussions with the Independent Auditor regarding such auditor’s independence, the audited financial statements, the matters required to be discussed by the Statement on Auditing Standards 61, and other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended December 31, 2006 be included in the Company’s Annual Report on Form 10-K for such fiscal year.

Audit Committee
Alan Z. Senter (Chairman)
E. Grant Gibbons
Mary R. Hennessy
Coleman D. Ross

Audit Fees

     The aggregate audit fees incurred by the Company for normal re-occurring audit services provided by PricewaterhouseCoopers LLC (“PWC”) for the fiscal year ended December 31, 2006 were approximately $1,150,000. The Company was not in existence for the fiscal year ended December 31, 2005. Such audit fees are for professional services rendered primarily in connection with the audit and quarterly review of the consolidated financial statements and other attestation services that comprised the audits for insurance statutory and regulatory purposes in the various jurisdictions in which the Company operates and the provision of certain opinions relating to the Company’s filings with the SEC. In addition, the aggregate audit fees incurred by the Company for services provided by PWC in connection with the initial public offering of the Company for the fiscal year ended December 31, 2006 were approximately $1,272,000.

Audit-Related Fees

     The aggregate fees incurred by the Company for audit-related professional services provided by PWC for the fiscal year ended December 31, 2006 were approximately $132,000. Audit-related fees in 2006 were primarily related to consents and comfort letters issued in connection with insurance transactions.

Tax Fees

     The aggregate fees incurred by the Company for tax services provided by PWC for the fiscal year ended December 31, 2006 were approximately $25,000. These fees are for professional services rendered for tax assistance and counsel in connection with a tax accounting election.

All Other Fees

     The aggregate fees incurred by the Company for products and services provided by PWC other than the services described above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees,” for the fiscal year ended December 31, 2006 were approximately $1,500. The aggregate fees billed by PWC for such products and services rendered to the Company in 2006 primarily related to access to on-line accounting research resources.

General

     The Audit Committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the Independent Auditor. The Audit Committee will annually review and pre-approve the audit, review, attestation and permitted non-audit services to be provided during the next audit cycle by the Independent Auditor. To the extent practicable, the Audit Committee or the Chairman of the Audit Committee will also review and approve a budget for such services. Services proposed to be provided by the Independent Auditor that have not been pre-approved during the annual review and the fees for such proposed services must be pre-approved by the Audit Committee or the Chairman of the Audit Committee. Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be pre-approved by the Audit Committee or the Chairman of the Audit Committee. All requests or applications for the Independent Auditor to provide services to the Company shall be submitted to the Audit Committee or the Chairman of the Audit Committee.

     The Audit Committee considered whether the provision of non-audit services performed by the Independent Auditor is compatible with maintaining PWC’s independence during 2006. The Audit Committee concluded in 2006 that the provision of these services was compatible with the maintenance of PWC’s independence in the performance of its auditing functions during 2006.

DETAILED BELOW IN ITEMS I THROUGH IV ARE THE MATTERS SCHEDULED TO BE VOTED ON AT THE ANNUAL GENERAL MEETING TO BE HELD ON MAY 4, 2007:

I. ELECTION OF DIRECTORS

     At the Annual General Meeting, three Class I Directors are to be elected to hold office until the 2010 Annual General Meeting of Shareholders. All of the nominees are currently serving as Directors and were appointed or elected in accordance with the Company’s Amended and Restated Bye-Laws. Unless authority is withheld by the Shareholders, it is the intention of the persons named in the enclosed proxy to vote for the nominees listed below. All of the nominees have consented to serve if elected, but if any becomes unavailable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, principal occupation and other information concerning each Director are set forth below.

Your Board of Directors recommends that Shareholders vote FOR the nominees.

NOMINEES FOR WHOM PROXIES WILL BE VOTED

Nominees for Class I Directors for terms to expire in 2010:

     Paul S. Giordano, age 44, has been a Director of the Company since its formation and Chairman and Chief Executive of XL Capital Assurance Inc. (“XLCA”) since March 2005 and March 2006, respectively. Mr. Giordano previously served as Executive Vice President and Chief Executive of Financial Products and Services Operations of XL Capital Ltd. Mr. Giordano previously served as General Counsel of XL Capital Ltd from January 1997 to November 2004. Mr. Giordano has also been a director of Primus Guaranty Ltd. since May 2005. Mr. Giordano was in private law practice at Cleary, Gottlieb, Steen & Hamilton and Clifford Chance in New York and London prior to joining XL Capital Ltd.

     Robert M. Lichten, age 66, has been a Director of the Company since August 2006. Mr. Lichten has been a Director of XLCA since 2000. Mr. Lichten has been Co-Chairman of Inter-Atlantic Group since 1994 and is a member of the firm’s investment committee. Mr. Lichten has been a Director of SeaPass Solutions Inc. since 2006. Mr Lichten also served as Co-Chairman of Guggenheim Securities LLC, formerly Inter-Atlantic Securities Corp., LLC, the former NASD broker-dealer operation of Inter-Atlantic Group, until 2003. Previously, Mr. Lichten was Managing Director at both Salomon Smith Barney Inc. and Lehman Brothers Inc., where he concentrated on capital raising and providing merger and acquisition advisory services to financial institutions. Mr. Lichten was also formerly Executive

Vice President of The Chase Manhattan Bank. During his 22 years at Chase he was a senior corporate banker and was in charge of worldwide capital planning. Mr. Lichten also served as Chief of Staff of the Asset-Liability Management Committee and President of The Chase Investment Bank. Mr. Lichten is a Director of GovernanceMetrics International, a corporate governance rating agency. Mr. Lichten is a former trustee of Manhattan College, a former Director of Annuity & Life Re (Holdings), LTD, and a former Director and President of the Puerto Rico USA Foundation, a cooperative effort between the Commonwealth of Puerto Rico and numerous multi-national corporations.

     Alan Z. Senter, age 65, has been a Director of the Company since August 2006. Mr. Senter has been a Director of XL Capital Ltd since 1986. Mr. Senter has been a Director of XLCA since 1999. Mr. Senter is the Chairman of AZ Senter Consulting LLC, a financial advisory firm that he founded in 1993. Mr. Senter served as Executive Vice President and Chief Financial Officer of Verizon Communications, Inc. (formerly NYNEX Corporation) from 1994 to 1996 and served as a director and Executive Vice President and Chief Financial Officer of International Specialty Products from 1992 to 1994. Mr. Senter previously served as the Vice President and Senior Financial Officer of Xerox Corporation from 1989 to 1992.

DIRECTORS WHOSE TERMS OF OFFICE DO NOT EXPIRE AT THIS MEETING

Class II Directors whose terms expire in 2008:

     Mary R. Hennessy, age 54, has been a Director of the Company since August 2006. Ms. Hennessy is an independent consultant in the insurance industry. Since 2004, she has been a member of the Board of Directors, the Audit Committee and the Corporate Governance and Nominating Committee of Bristol West Holdings, Inc. From 2000 to 2002 she was Chief Executive Officer and the President, as well as a member of the Board of Directors, of Overseas Partners, Ltd. Prior to that time she held various positions at TIG Holdings (including President and Chief Operating Officer) as well as at American Re Corporation and its subsidiaries. She is also a former director of Annuity and Life Re (Holdings), LTD, an insurer based in Bermuda.

     Brian M. O’Hara, age 58, has been a Director of the Company since August 2006. Mr. O’Hara has been President and Chief Executive Officer of XL Capital Ltd since 1994 and a Director of XL Capital Ltd since 1986. He has also served as Chairman of XL Insurance (Bermuda) Ltd since December 1995.

     Coleman D. Ross, age 64, has been a Director of the Company since August 2006. Mr. Ross is a certified public accountant and also has served on the boards of directors of Pan-American Life Insurance Company and NCCI Holdings, Inc. (National Council on Compensation Insurance) since July 2006 and May 2004, respectively. He was Executive Vice President and Chief Financial Officer of The Phoenix Companies, Inc. (life insurance and asset management) from April 2002 through December 2003 and Trenwick Group Ltd. (property-casualty reinsurance) from June 2000 through March 2002. Prior to his retirement from PricewaterhouseCoopers LLP in 1999, Mr. Ross was an audit engagement partner for insurance, banking, and other financial services clients and had been Chairman and Managing Partner of Price Waterhouse’s insurance practice.

Class III Directors whose terms expire in 2009:

     Michael P. Esposito, Jr., age 67, has been a Director of the Company since its formation and the Chairman of the Company’s Board of Directors since March 2006. Mr. Esposito has been Chairman of the Board of XL Capital Ltd since 1995 and a Director of XL Capital Ltd since 1986. Mr. Esposito has served as Chairman and a director of Primus Guaranty Ltd since March 2002. He has also served as a director of Annuity and Life Re (Holdings), LTD. since 1997 and a director of Forest City Enterprises since 1995. Mr. Esposito was Co-Chairman of Inter-Atlantic Capital Partners, Inc. from April 1995 to December 2000. Mr. Esposito served as Chief Corporate Compliance, Control and Administrative Officer of the Chase Manhattan Corporation from 1991 to 1995, having previously served as that company’s Executive Vice President and Chief Financial Officer from 1987 to 1991.

     Dr. the Hon. E. Grant Gibbons, age 54, has been a Director of the Company since August 2006. Dr. Gibbons has been a member of the Bermuda parliament since 1994. From 1995 to 1998, Dr. Gibbons served as the Bermuda Minister of Finance and, beginning in 1999, has served as the opposition shadow Minister of Finance. Dr. Gibbons has been the leader of the opposition United Bermuda Party from 2001 until January 2006. Dr. Gibbons currently serves as a director of Gibbons Management Services Limited, an internal services division of a diversified, privately-held business, as a director of Arlington Tanker Ltd., an international seaborne transporter of crude oil and petroleum products and as Deputy Chairman, Colonial Insurance Co., Ltd., an insurance company operating in Bermuda and throughout the Caribbean. Dr. Gibbons is a citizen and resident of Bermuda.

     Bruce G. Hannon, age 60, has been a Director of the Company since August 2006. Mr. Hannon served as a Managing Director and Vice Chairman of JPMorgan Chase Bank from 1992 until his retirement in December 2000, and as a Vice President from 1977 to 1988. Also, Mr. Hannon served as a Managing Director of Chemical Bank from 1988 to 1991.

II. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     The Audit Committee of the Board of Directors is required by law and applicable NYSE rules to be directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s Independent Auditor. The Audit Committee has appointed PricewaterhouseCoopers LLP as the Independent Auditor for the year ending December 31, 2007. While Shareholder ratification is not required by the Company’s Amended and Restated Bye-Laws or otherwise, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP to the Shareholders for ratification as part of good corporate governance practices. If the Shareholders fail to ratify the appointment, the Audit Committee may, but is not required to, reconsider whether to retain PricewaterhouseCoopers LLP. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the fiscal year if it determines that such a change would be in the best interest of the Company and its Shareholders.

     The Board of Directors recommends a vote FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor to audit the Company’s consolidated financial statements for the year ending December 31, 2007. The persons designated as proxies will vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor, unless otherwise directed. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual General Meeting, with the opportunity to make a statement should they choose to do so and are expected to be available to respond to questions, as appropriate.

     Your Board of Directors recommends a vote FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP, New York, New York.

III. PROPOSAL TO APPROVE THE AMENDED AND RESTATED 2006 LONG TERM INCENTIVE AND SHARE AWARD PLAN

     The Board of Directors has adopted the 2006 Long Term Incentive and Share Award Plan prior to the IPO, and an amendment thereto, dated December 29, 2006, was adopted relating to the deferral of Director compensation (the “Original Plan”). We now ask the Shareholders to approve the Amended and Restated 2006 Long Term Incentive and Share Award Plan (the “Plan”). The Plan amends and restates the Original Plan and includes the following amendments: (a) an increase of 2,750,000 Shares in the number of Shares reserved for issuance under the Plan and (b) the addition of “adjusted book value” as a business criterion that may be used by the Company in the grant of certain awards intended to qualify under the performance-based compensation exception under Section 162(m) of the Code. The following summary of the Plan is qualified in its entirety by reference to the Plan, which is attached as Appendix C to this Proxy Statement. Attached hereto as Appendix D is a table that sets forth equity compensation plan information for the Company as of the fiscal year end as required by Item 201(d) of Regulation S-K. This table appeared under Item 12 “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

     General. The Plan is intended to provide incentives to attract, retain and motivate employees, consultants and directors and to provide for competitive compensation opportunities, to encourage long term service, to recognize individual contributions and reward achievement of performance goals, and to promote the creation of long term value for Shareholders by aligning the interests of such persons with those of Shareholders. The Plan will provide for the grant to eligible employees, consultants and Directors of stock options, share appreciation rights (“SARs”), restricted shares, restricted share units, performance shares, performance units, dividend equivalents, and other share-based awards (the “Awards”). An aggregate of 3,848,182 Shares have been reserved for issuance under the Plan. Of this number of Shares, 2,060,591 Shares have been granted under the Plan to date. The Board of Directors is requesting approval of an increase of 2,750,000 Shares in the number of Shares available for issuance under the Plan. If this increase is approved, we do not anticipate a need to request further increases in the number of Shares available for issuance under the Plan prior to the Annual General Meeting in 2011. During each calendar year (i) the maximum number of shares with respect to which options and SARs may be granted to a participant under the Plan will be 500,000 Shares, and (ii) the maximum number of Shares which may be granted to a participant under the Plan with respect to Awards intended to qualify as performance-based compensation under the Internal Revenue Code of 1986, as amended (the “Code”) (other than options and SARs) will be 500,000 Shares. These Share amounts are subject to anti-dilution adjustments in the event of certain changes in the Company’s capital structure, as described below. Shares issued pursuant to the Plan may consist, in whole or in part, of authorized but unissued Shares or treasury shares including Shares acquired by purchase in the open market or in private transactions.

     Eligibility and Administration. Officers and other employees of, and consultants to, the Company and its subsidiaries and affiliates and Directors of the Company will be eligible to be granted Awards under the Plan. Approximately 178 persons are currently eligible to participate in the Plan. The Plan will be administered by the Compensation Committee or such other Board committee (or the entire Board) as may be designated by the Board. Unless otherwise determined by the Board, the Compensation Committee will consist of two or more members of the Board who are nonemployee directors within the meaning of Rule 16b-3 of the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. The Compensation Committee will determine which eligible employees, consultants and Directors receive Awards, the types of Awards to be received and the terms and conditions thereof. The Compensation Committee will have authority to waive conditions relating to an Award or accelerate vesting of Awards.

     The Compensation Committee may delegate to other members of the Board or officers or managers of the Company or any subsidiary or affiliate the authority, subject to such terms as the Compensation Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Compensation Committee may determine to the extent permitted under Rule 16b-3 and applicable law.

     Except for certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, options and SARs issued under the Plan will not be amended to lower their exercise price and options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices, and no other action will be taken with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which the Shares are listed.

     Awards. Incentive stock options (“ISOs”) intended to qualify for special tax treatment in accordance with the Code and nonqualified stock options not intended to qualify for special tax treatment under the Code may be granted for such number of Shares as the Compensation Committee determines. The Compensation Committee will be authorized to set the terms relating to an option, including exercise price and the time and method of exercise. However, the exercise price of options will not be less than the fair market value of the Shares on the date of grant, and the term will not be longer than ten years from the date of grant of the options.

     An SAR will entitle the holder thereof to receive with respect to each share subject thereto, an amount equal to the excess of the fair market value of one Share on the date of exercise over the exercise price of the SAR set by the Compensation Committee as of the date of grant. However, the exercise price of the SARs will not be less than the fair market value of the Shares on the date of grant, and the term will not be longer than ten years from the date of grant of the SARs. Payment with respect to SARs may be made in cash or Shares as determined by the Compensation Committee.

     Awards of restricted shares will be subject to such restrictions on transferability and other restrictions, if any, as the Compensation Committee may impose. Such restrictions will lapse under circumstances as the Compensation Committee may determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below. Except as otherwise determined by the Compensation Committee, eligible employees granted restricted shares will have all of the rights of a stockholder, including the right to vote restricted shares and receive dividends thereon, and unvested restricted shares will be forfeited upon termination of employment during the applicable restriction period.

     A restricted share unit will entitle the holder thereof to receive Shares or cash at the end of a specified deferral period. Restricted share units will also be subject to such restrictions as the Compensation Committee may impose. Such restrictions will lapse under circumstances as the Compensation Committee may determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below. Except as otherwise determined by the Compensation Committee, restricted share units subject to restriction will be forfeited upon termination of employment during any applicable restriction period.

     Performance shares and performance units will provide for future issuance of Shares or payment of cash, respectively, to the recipient upon the attainment of performance objectives over specified performance periods. Except as otherwise determined by the Compensation Committee, performance shares and performance units will be forfeited upon termination of employment during any applicable performance period. Performance objectives may vary from person to person and will be based upon such performance criteria as the Compensation Committee may deem appropriate. The Compensation Committee may revise performance objectives if significant events occur during the performance period which the Compensation Committee expects to have a substantial effect on such objectives.

     The Compensation Committee may also grant dividend equivalent rights and it is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated in, valued in, or otherwise based on, Shares, as deemed by the Compensation Committee to be consistent with the purposes of the Plan.

     If the Compensation Committee determines that an Award of restricted shares, restricted share units, performance shares, performance units or other share-based awards should qualify under the performance-based compensation exception to the $1 million cap on deductibility under Section 162(m) of the Code, the grant, vesting, exercise and/or settlement of such awards shall be contingent upon achievement of preestablished performance goals based on one or more of the following business criteria for the Company and/or for specified subsidiaries or affiliates or other business units or lines of business of the Company: (1) earnings per share (basic or fully diluted); (2) revenues; (3) earnings, before or after taxes, from operations (generally or specified operations), or before or after interest expense, depreciation, amortization, incentives, or extraordinary or special items; (4) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin or operating expense; (8) net income; (9) Share price or total stockholder return; (10) book value or adjusted book value; (11) expense ratio; (12) operating income; and (13) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Compensation Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. The maximum amount payable upon settlement of a cash-settled performance unit (or any other cash-settled award) granted under the Plan for any calendar year to any participant that is intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code will not exceed $3,000,000.

     Directors’Deferral. Each Director may elect to defer payment of all or 50% of the cash compensation otherwise payable as his or her annual retainer fees, with such deferral elections remaining in effect for all future calendar years until changed in writing by the Director (with such change applying prospectively beginning in the next calendar year). All deferred compensation shall be credited in the form of share units in the name of the Director, each share unit representing the right to receive one Share, and such share units shall be considered Other Share-Based Awards under the Plan. All share units will be vested in full at all times. Each Director will also receive additional share units when cash dividends are paid on Shares. Shares subject to share units are distributed at the time of the Director’s termination of service or at the time of a change in control of the Company.

     Nontransferability. Unless otherwise set forth by the Compensation Committee in an award agreement, Awards (except for vested shares) will generally not be transferable by the participant other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the participant only by such participant or his or her guardian or legal representative.

     Change in Control. In the event of a change in control (as defined in the Plan), all Awards granted under the Plan then outstanding but not then exercisable (or subject to restrictions) shall become immediately exercisable, all restrictions shall lapse, and any performance criteria shall be deemed satisfied, unless otherwise provided in the applicable Award agreement.

     Capital Structure Changes. If the Compensation Committee determines that any dividend in shares, recapitalization, share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, extraordinary distribution or other similar corporate transaction or event affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of eligible participants under the Plan, then the Compensation Committee shall make such equitable changes or adjustments as it deems appropriate, including adjustments to (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award. Under such circumstances, the Compensation Committee also has the authority to provide for a distribution of cash or property in respect of any Award.

     Amendment and Termination. The Plan may be amended, altered, suspended or terminated by the Board of Directors at any time, in whole or in part, without the consent of Shareholders or plan participants. However, any amendment for which stockholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted will not be effective until such stockholder approval has been obtained. In addition, no amendment, suspension, or termination of the Plan may materially and adversely affect the rights of a participant under any Award theretofore granted to him or her without the consent of the affected participant. The Compensation Committee may waive any conditions or rights, amend any terms, or amend, suspend or terminate, any Award granted, provided that, without participant consent, such amendment, suspension or termination may not materially and adversely affect the rights of such participant under any Award previously granted to him or her.

     Effective Date and Term. The Original Plan became effective as of August 4, 2006. Unless earlier terminated, the Plan will expire on the date which is ten years after the Effective Date (unless sooner terminated by the Board) and no further awards may be granted thereunder after such date.

     Market Value. The per share closing price of the Company’s common stock on March 22, 2007 was $28.50.

     Federal Income Tax Consequences. The following is a summary of the federal income tax consequences of the Plan, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, and does not address the consequences under any state, local or foreign tax laws.

     Stock Options

     In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to the Company. The tax consequences associated with the exercise of an option and the subsequent disposition of Shares acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an ISO.

     Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the Shares received upon exercise over the exercise price. The Company or a subsidiary that employs the participant will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the Shares will be capital gain or loss, long-term or short-term, depending on the holding period for the Shares.

     Generally, a participant will not recognize ordinary taxable income at the time of exercise of an ISO and no deduction will be available to the Company or a subsidiary that employs the participant, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death). If an ISO granted under the Plan is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a nonqualified stock option. Also, an ISO granted under the Plan will be treated as a nonqualified stock option to the extent it (together with other ISOs granted to the participant by the Company) first becomes exercisable in any calendar year for Shares having a fair market value, determined as of the date of grant, in excess of $100,000.

     If Shares acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss. If Shares acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a “Disqualifying Disposition”), the participant will recognize ordinary income at the time of disposition, and the Company or a subsidiary that employs the participant will generally be entitled to a deduction, in an amount equal to the excess of the fair market value of the Shares at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the Shares have been held. Where Shares are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the Shares have been held.

     If an option is exercised through the use of Shares previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned Shares and, thus, no gain or loss will be recognized with respect to such previously owned Shares upon such exercise. The amount of any built-in gain on the previously owned Shares generally will not be recognized until the new Shares acquired on the option exercise are disposed of in a sale or other taxable transaction.

     Although the exercise of an ISO as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant’s alternative minimum taxable income and may result in an alternative minimum tax liability.

     Restricted Shares

     A participant who receives restricted Shares will generally recognize ordinary income at the time that they “vest”, i.e., when they are not subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will generally be the fair market value of the Shares at the time the Shares vest, less the amount, if any, paid for the Shares. This amount is generally deductible for federal income tax purposes by the Company or a subsidiary that employs the participant. Dividends paid with respect to common stock that is nonvested will be ordinary compensation income to the participant (and generally deductible by the Company or a subsidiary that employs the participant). Any gain or loss upon a subsequent sale or exchange of the Shares, measured by the difference between the sale price and the fair market value on the date the Shares vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the Shares. The holding period for this purpose will begin on the date following the date the Shares vest.

     In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Code. In such event, the participant will recognize as income the fair market value of the restricted shares at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse), and the Company or a subsidiary that employs the participant will generally be entitled to a corresponding deduction. Dividends paid with respect to Shares as to which a proper Section 83(b) election has been made will not be deductible to the Company or a subsidiary that employs the participant. If a Section 83(b) election is made and the restricted shares are subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

     SARs and Other Awards

     With respect to SARs, restricted share units, performance shares, performance units, dividend equivalents and other Awards under the Plan not described above, generally, when a participant receives payment with respect to any such Award granted to him or her under the Plan, the amount of cash and the fair market value of any other property received will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to the Company or a subsidiary that employs the participant.

     Payment of Withholding Taxes

     The Company may withhold, or require a participant to remit to it, an amount sufficient to satisfy any federal, state, local or foreign withholding tax requirements associated with Awards under the Plan.

     Deductibility Limit on Compensation in Excess of $1 Million

     Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with Awards granted under the Plan) by a public company to each “covered employee” (i.e., the chief executive officer and four other most highly compensated executive officers of the Company) to no more than $1 million. The Company currently intends to structure stock options granted under the Plan to comply with an exception to nondeductibility under Section 162(m) of the Code.

     New Plan Benefits. The amount of benefits payable in the future under the Plan is not currently determinable.

     The Board of Directors recommends a vote FOR the proposal to approve the Plan. The persons designated as proxies will vote FOR the approval of the Plan, unless otherwise directed.

     Your Board of Directors recommends a vote FOR approval of the Amended and Restated 2006 Long Term Incentive and Share Award Plan.

IV. PROPOSAL TO APPROVE THE AMENDED AND RESTATED
ANNUAL INCENTIVE COMPENSATION PLAN

     The Board of Directors adopted the Annual Incentive Compensation Plan (the “Original Annual Incentive Compensation Plan”) prior to the IPO pursuant to which executive officers and other key executives of the Company and its subsidiaries may be entitled to receive annual bonus compensation contingent upon the attainment of certain performance goals. The Company intends that compensation payable under the plan will constitute “qualified performance-based compensation” under Section 162(m) of the Code.

     In order to constitute “qualified performance-based compensation” under Section 162(m) of the Code, and thereby avoid potential nondeductibility of compensation paid to certain executive officers, the material terms of the plan (including the class of eligible participants, the performance criteria contemplated by the plan and the maximum amount payable under the plan) must be approved by stockholders periodically. Accordingly, we now ask the Shareholders to approve the Amended and Restated Annual Incentive Compensation Plan (the “Amended Plan”). The Amended Plan amends and restates the Original Annual Incentive Compensation Plan and includes the following amendment: the addition of “adjusted book value” as a criterion that may be used by the Company in the grant of awards under the Amended Plan.

     A copy of the Amended Plan is attached as Appendix E hereto. The material features of the Amended Plan are described below, but this description is only a summary and is qualified in its entirety by reference to the actual text of the Amended Plan.

     Purpose. The purpose of the Amended Plan is to provide executive officers and other key executives of the Company with an opportunity to earn annual incentive compensation, contingent on the achievement of certain performance goals, as an incentive and reward for their contributions to the growth, profitability and success of the Company.

     Eligibility. Executive officers and other key executives of the Company and its subsidiaries are eligible to participate in the Amended Plan.

     Administration. The Amended Plan will be administered by the Compensation Committee of the Board of Directors of the Company which shall be comprised solely of at least two persons who, to the extent required to satisfy the exception for “qualified performance-based compensation” under Section 162(m) of the Code, will be “outside directors” within the meaning of such section.

     Subject to the express provisions of the Amended Plan, the Compensation Committee has the authority to (i) establish performance goals for the granting of awards for each plan year, (ii) determine the executive officers or other key executives to whom awards are to be made for each plan year, (iii) determine whether the performance goals for any plan year have been achieved, (iv) authorize payment of awards under the plan, (v) make adjustments to the terms and conditions of awards under certain circumstances, as set forth in the plan, (vii) adopt, alter and repeal such administrative rules, guidelines and practices governing the plan as it deems advisable, and (viii) interpret the terms and provisions of the plan. All determinations made by the Compensation Committee with respect to the plan and awards thereunder shall be final and binding on all persons.

     Determination of Awards. The amount of any award paid to a participant for any plan year will be an amount not greater than $3 million, which amount will be determined based on the achievement of one or more performance goals established by the Compensation Committee with respect to such participant. Performance goals may vary from participant to participant and shall be based upon one or more of the following criteria, as the Compensation Committee may deem appropriate: appreciation in value of the Company’s stock; total shareholder return; earnings per share; operating income; net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pro forma net income; return on equity; return on designated assets; return on capital; economic value created or economic profit; earnings per share and/or growth thereof; book value; adjusted book value; revenues; expenses (including expense ratio); loss ratio; new business production; capital markets and/or acquisition transactions; investment programs initiated; operating profit margin; operating cash flow; free cash flow; cash flow return on investment; operating margin; and net profit margin. The performance goals may be expressed as absolute goals, goals compared to past performance, goals compared to the performance of an index or benchmark or otherwise as determined by the Compensation Committee, and they may be determined by reference to the performance of the Company, or of a subsidiary or affiliate, or of a division or unit of any of the foregoing. Not later than the day immediately preceding the first day of the plan year (or a later date as may be permitted pursuant to Section 162(m) of the Code), the Compensation Committee will establish (i) the executive officers or other key executives who will be eligible for an award for such plan year, (ii) the performance goals for such plan year, and (iii) the corresponding annual incentive compensation amounts payable under the plan upon achievement of the performance goals and satisfaction of any other conditions specified by the Compensation Committee.

     Payment of Award. Annual incentive compensation (if any) payable to any participant for a plan year will be paid after the end of the plan year, provided the Compensation Committee shall have first certified in writing (i) that the applicable performance goal or goals with respect to the participant for such plan year was satisfied and the level of attainment of the goal, and (ii) the amount of each participant’s award. The Compensation Committee, unless it determines otherwise, may exercise negative discretion to reduce the amount that would otherwise be payable under an award by reason of the applicable performance goals having been achieved. Payments under the plan will be in cash, except that, to the extent shares are available under a separate equity compensation plan of the Company and permitted to be granted in connection with an incentive award, the Compensation Committee may also provide that an award will be paid in whole or in part in shares of the Company’s common stock or other Company common stock-based awards, in any case with a fair market value at the time of payment not greater than $3 million. If a participant dies after the end of a plan year but before receiving payment of any award, the amount will be paid to a designated beneficiary or, if no beneficiary has been designated, to the participant’s estate as soon as practicable after the award has been determined and certified. Notwithstanding the foregoing, the Compensation Committee may determine, by separate agreement with any participant or otherwise, that all or a portion of an award for a plan year will be payable to the participant upon his or her death, disability, or termination of employment, or upon a change of control of the Company.

     Non-Transferability. No award or rights under the plan may be transferred or assigned other than by will or by the laws of descent and distribution.

     Amendments and Termination. The Board of Directors may terminate the plan and may amend it from time to time, except that no termination or amendment of the plan will materially and adversely affect the rights of a participant or a beneficiary with respect to previously certified annual incentive compensation award. Amendments to the plan may be made without stockholder approval except as required to satisfy Section 162(m) of the Code.

     Federal Income Tax Consequences. The following is a summary of certain Federal income tax aspects with respect to the Amended Plan based upon the laws in effect on the date hereof.

     Upon payment of annual incentive compensation to a participant for any plan year pursuant to the Amended Plan, the participant will recognize ordinary income in the amount of such compensation on the date the compensation is paid.

     The Company or a subsidiary that employs the participant will generally be entitled to a deduction equal to the amount taxable as ordinary income to the participant, subject to the limitation imposed by Section 162(m) of the Code. The Company intends that compensation paid to participants pursuant to the plan will generally constitute “qualified performance-based compensation” under Section 162(m) of the Code and, consequently, should generally not be subject to the $1 million deduction limit thereunder.

     The foregoing is based upon Federal income tax laws and regulations as presently in effect and does not purport to be a complete description of the Federal income tax aspects of the Amended Plan. Also, the specific state and local tax consequences to a participant and the Company may vary, depending upon the laws of the various states and localities and the individual circumstances of the participant.

     New Plan Benefits. The amount of benefits payable in the future under the Amended Plan is not currently determinable.

     The Board of Directors recommends a vote FOR the proposal to approve the Amended Plan. The persons designated as proxies will vote FOR the approval of the Amended Plan, unless otherwise directed.

     Your Board of Directors recommends a vote FOR the proposal for approval of the Amended and Restated Annual Incentive Compensation Plan.

V. SHAREHOLDER PROPOSALS FOR 2008 ANNUAL GENERAL MEETING

     Shareholder proposals intended for inclusion in the Proxy Statement for the 2008 Annual General Meeting should be submitted in accordance with the procedures prescribed by Rule 14a-8 promulgated under the Exchange Act and sent to the Company’s Secretary at Security Capital Assurance Ltd, XL House, One Bermudiana Road, Hamilton HM 11, Bermuda. Such proposals must be received by December 1, 2007.

     In addition, a Shareholder may present a proposal at the 2008 Annual General Meeting other than pursuant to Rule 14a-8 promulgated under the Exchange Act. Any such proposal will not be included in the Proxy Statement for the 2008 Annual General Meeting and must be received by the Company’s Secretary at Security Capital Assurance Ltd, XL House, One Bermudiana Road, Hamilton, HM 11, Bermuda by January 4, 2008. If any such proposal is not so received, such proposal will be deemed untimely and, therefore, the persons appointed by the Board of Directors as its proxies will have the right to exercise discretionary voting authority with respect to such proposal.

     Pursuant to the Company’s Amended and Restated Bye-Laws, any Shareholder entitled to attend and vote at any Annual General Meeting may nominate persons for election as Directors if written notice of such Shareholder’s intent to nominate such persons is received by the Company’s Secretary at Security Capital Assurance Ltd, XL House, One Bermudiana Road, Hamilton, HM 11, Bermuda not later than 120 days prior to the anniversary date of the immediately preceding Annual General Meeting. Such notice must include the following information about the proposed nominee: (a) name and address of such person to be nominated, (b) a description of all arrangements or understandings between the Shareholder and each nominee and any person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such Shareholder, (c) such other information regarding such nominee proposed by such Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under the Exchange Act, and (d) the consent of each nominee to serve as a Director of the Company, if elected. Such notice must also include information on the Shareholder making the nomination, including such Shareholder’s name and address as it appears on the Company’s books, a representation that such Shareholder is a holder of record of Shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination and the class and number of Shares of the Company beneficially owned by such Shareholder. The nomination of any person not made in compliance with the foregoing procedures shall be disregarded.

VI. OTHER MATTERS

     While management knows of no other matters to be brought before the Annual General Meeting, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy form to vote the proxy in accordance with their judgment on such matters.

Proxy Solicitation

     The Company will bear the cost of this solicitation of proxies. Proxies may be solicited by Directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation for such services. In addition to the foregoing, the Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies for a fee of approximately $8,500 plus reasonable out-of-pocket expenses and disbursements. Upon request, the Company will also reimburse brokers and others holding Shares in their names, or in the names of nominees, for forwarding proxy materials to their customers.

     The Company will furnish, without charge, to any Shareholder a copy of its Annual Report on Form 10-K that it files with the SEC. A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 may be obtained upon written request to the Company’s Secretary at Security Capital Assurance Ltd, XL House, One Bermudiana Road, Hamilton HM 11, Bermuda.

As ordered, Paul S. Giordano President and Chief Executive Officer

APPENDIX A

SECURITY CAPITAL ASSURANCE LTD

DIRECTOR INDEPENDENCE STANDARDS

     The Board of Directors of Security Capital Assurance Ltd (the “Company”) has adopted the following standards to assist it in making determinations of independence in accordance with the NYSE Corporate Governance rules.

Employment Relationships

     A director will be deemed to be independent unless, within the preceding three years:

such director

is or was an employee of the Company or any of the Company’s subsidiaries, other than an interim Chairman or Chief Executive Officer or other executive officer;

is a current partner of the Company’s internal or external auditor;

is a current employee of the Company’s internal or external auditor; or

was (but is no longer) a partner or employee of the Company’s internal or external auditor who personally worked on the Company’s audit within that time.

any immediate family member of such director

is or was an executive officer of the Company or any of the Company’s subsidiaries;

is a current partner of the Company’s internal or external auditor;

is a current employee of the Company’s internal or external auditor who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or

was (but is no longer) a partner or employee of the Company’s internal or external auditor who personally worked on the Company’s audit within that time.

Compensation Relationships

     A director will be deemed to be independent unless, within the preceding three years:

  such director has received during any twelve-month period more than $100,000 in direct compensation from the Company or any of its subsidiaries other than: (i) director and committee fees; (ii) pension or other forms of deferred compensation for prior service; provided, however, that such compensation is not contingent in any way on continued service; and (iii) compensation received for former service as an interim Chairman or Chief Executive Officer or other executive officer; or

  an immediate family member of such director has received during any twelve-month period more than $100,000 in direct compensation from the Company or any of its subsidiaries as a director or executive officer other than: (i) director and committee fees and (ii) pension or other forms of deferred compensation for prior service; provided, however, that such compensation is not contingent in any way on continued service.

Commercial Relationships

     A director will be deemed to be independent unless:

  such director is a current employee of another company that has made payments to, or received payments from, the Company or any of its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; or

  an immediate family member of such director is a current executive officer of another company that has made payments to, or received payments from, the Company or any of its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

A-1

Charitable Relationships

     A director will be deemed to be independent unless, within the preceding three years such director was an executive officer of a tax-exempt organization that received contributions from the Company or any of its subsidiaries in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such tax-exempt organization’s consolidated gross revenues; unless the Board determines such relationships not to be material or otherwise consistent with a Director’s independence.

Interlocking Directorates

     A director will be deemed to be independent unless, within the preceding three years:

  such director is or was employed as an executive officer of another company where any of the Company’s or its subsidiaries’ present executive officers at the same time serves or served on that company’s compensation committee; or

  an immediate family member of such director is or was employed as an executive officer of another company where any of the Company’s or its subsidiaries’ present executives at the same time serves or served on that company’s compensation committee.

Other Relationships

     For relationships not specifically mentioned above, the determination of whether a director has a material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), and therefore would not be independent, will be made by the Board of Directors after taking into account all relevant facts and circumstances. For purposes of these standards, a director who is solely a director and/or a non-controlling shareholder of another company that has a relationship with the Company and/or is, directly or indirectly, a security holder of the Company will not be considered to have a material relationship based solely on such relationship that would impair such director’s independence.

     For purposes of the standards set forth above, “immediate family member” means any of such director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law (other than those who are no longer family members as a result of legal separation or divorce, or those who have died or become incapacitated) and anyone (other than a domestic employee) who shares such director’s home. For purposes of the standards set forth above, “executive officer” means the Company’s president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of the Company’s subsidiaries shall be deemed officers of the Company if they perform such policy-making functions for the Company.

     These standards shall be interpreted in a manner consistent with the New York Stock Exchange Corporate Governance Rules.

A-2

APPENDIX B

Related Party Transactions

     Concurrent with the IPO, the Company entered into arrangements with affiliates of XL Capital: (i) to provide it protection with respect to adverse development on certain transactions, (ii) have exposures transferred to it or reassume exposures under certain financial guarantee policies that were originally reinsured to, or written on behalf of, the Company by XL Insurance (Bermuda) Ltd (“XLI”), due principally to single risk constraints and rating agency capital adequacy requirements applicable to the Company at the time that business was first written, (iii) cancel the Company’s reinsurance of certain non-financial guarantee business ceded to it by XLI, and (iv) to govern certain aspects of Company’s relationship with XL Capital after the IPO, including a series of service agreements under which subsidiaries of XL Capital will provide certain services to the Company or receive certain services from the Company for a period of time after the IPO. The aforementioned arrangements are discussed in detail below. In addition, in connection with the IPO, XL Capital agreed to:

(i)

contribute to SCA the proceeds from the redemption of an investment related to its financial guarantee reinsurance business which aggregated $15.0 million. This contribution was made on the effective date of the IPO.

(ii)

to fund a portion of long-term compensation awarded by XL Capital to employees of SCA prior to the IPO. In this regard, in December 2006 XL Capital contributed $6.2 million to SCA to fund the aforementioned long-term compensation awards of SCA employees which were voluntarily or involuntarily converted from XL Capital long-term incentive plans to SCA long-term incentive plans and will make periodic contributions in the future for such awards that were not so converted. Such future contributions are not expected to exceed $1.6 million in the aggregate.

Services Agreements with Affiliates

     Prior to the IPO, the Company purchased various services from affiliates of XL Capital under various agreements and continues to purchase such services under new agreements that became effective at the date of the IPO. Such services principally include: (i) information technology support, (ii) reinsurance and retrocessional consulting and management services, (iii) actuarial, finance, internal audit services and certain investment management services. For the years ended December 31, 2006, 2005, and 2004, the Company incurred costs under the aforementioned agreements aggregating $58.7 million, $63.7 million, and $70.1 million, respectively, which are reflected in “operating expenses” in the accompanying consolidated statements of operations.

Employee Benefit Plans

     Prior to the IPO, XL America, Inc (“XLA”) maintained a qualified defined contribution pension plan for the benefit of all eligible employees and a non-qualified deferred compensation plan for the benefit of certain employees (collectively, the “Plans”). Discretionary contributions to both Plans were based on a fixed percentage of employee contributions and compensation as defined by the Plans. Such plans were converted to the Company’s plans on the effective date of the IPO. The terms and provisions of the Company’s plans are substantially the same as the aforementioned plans of XLA. For the years ended December 31, 2006, 2005, and 2004, the Company incurred costs under the aforementioned plans aggregating $2.7 million, $2.2 million, and $2.1 million, respectively, which are reflected in “operating expenses” in the accompanying consolidated statements of operations.

Reinsurance Agreements With Affiliates and Other Guarantees

     The Company has the following reinsurance agreements with affiliates. Certain of the agreements discussed below may be terminated under certain conditions, as defined in the agreements.

  Effective August 4, 2006, certain subsidiaries of XL Capital indemnified the Company for all losses and loss adjustment expenses incurred in excess of its retained reserves at the effective date of the agreement relating to an insured project financing described in Note 13 (a). In consideration for the aforementioned indemnifications the Company is obligated to pay such affiliates approximately $9.8 million on an installment basis over the life of the aformentioned project financing. As this premium is due irrespective of any early termination of the underlying insurance transaction, the Company recorded a liability of approximately $7.0 million at the effective date of the indemnifications (representing the present value of the obligation discounted at 5.0%, which reflects the rate on treasury obligations with a term to maturity commensurate with that of the liability) and a corresponding deferred cost, which are reflected in the accompanying consolidated balance sheet in “reinsurance premiums payable” and “prepaid reinsurance premiums”, respectively. For the year ended December 31, 2006, the Company incurred costs under the aforementioned agreements aggregating approximately $0.4 million.

  Effective August 4, 2006, XLA has undertaken to indemnify the Company for any dimunition in value below their carrying value at June 30, 2006 of the notes and preferred shares described in Note 13 (b), which notes and preferred shares were acquired in connection with the satisfaction of a claim under a financial guarantee insurance policy issued by XLCA. In addition, pursuant to the aforementioned indemnity, XLA agreed to indemnify the Company for any costs arising out of any litigation or future claim in connection with the aforementioned insurance policy. See Note 13 (b) for further information regarding amounts recovered or recoverable by SCA under the indemnity.

  On August 4, 2006, XL Financial Assurance Ltd. (“XLFA”) terminated a faculatative quota share reinsurance treaty with XLI that had been effective since 2001. As a result of the termination, XLI returned $26.5 million of premiums to XLFA, XLFA returned ceding commissions of $7.8 million to XLI, and XLI paid XLFA $18.7 million.

  On August 4, 2006, XLFA and XLI agreed to cancel from inception the reinsurance of certain business ceded under a facultative quota share reinsurance treaty that was effective since 1999. As a result of this cancellation, XLFA paid XLI $0.2 million, XLI assumed XLFA’s obligation for $1.2 million of reserves for losses and loss adjustment expenses, and XLFA recorded a capital contribution of $1.0 million. In addition, on on such date, XLFA assumed certain business from XLI pursuant to the aforementioned reinsurance treaty. As a result thereof, XLFA recorded assumed premiums of approximately $8.0 million, ceding commissions of approximately $1.0 million and received cash from XLI of approximately $7.0 million.

  Effective October 1, 2001, XLFA entered into an excess of loss reinsurance agreement with XLI. This agreement covers a portion of XLFA’s liability arising as a result of losses on policies written by XLFA that are in excess of certain limits and are not covered by other reinsurance agreements. This agreement provides indemnification only for the portion of any loss covered by this agreement in excess of 10% of XLFA’s surplus, up to an aggregate amount of $500 million, and excludes coverage for liabilities arising other than pursuant to the terms of an underlying policy. The Company incurred expense under this agreement of approximately $0.5 million for each of the years ended December 31, 2006, 2005 and 2004.

  Effective November 1, 2002, XLCA entered into a facultative reinsurance arrangement (the “XL Re Treaty”) with XL Reinsurance America Inc. (“XL RE AM”). Under the terms of the XL Re Treaty, XL RE AM agrees to automatically reinsure risks insured by XLCA under financial guarantee insurance policies up to the amount necessary for XLCA to comply with single risk limitations set forth in Section 6904(d) of the New York Insurance Laws. Such reinsurance was on an automatic basis prior to the effective date of the IPO and is on a facultative basis on and after the effective date of the IPO. The reinsurance provided by XL RE AM may be on an excess of loss or quota share basis. The Company is allowed up to a 30% ceding commission (or such other percentage on an arm’s-length basis) on ceded premiums written under the terms of this agreement.

  Effective January 1, 2004, XLCA commuted all the reinsurance ceded under the XL RE Treaty through December 31, 2003. As a result of the commutation, XL RE AM returned $5.9 million of premiums to XLCA, XLCA returned ceding commissions of $1.8 million to XL RE AM, and XL RE AM paid XLCA $4.2 million.

  Since it commenced operations, XLFA has entered into several reinsurance arrangements with subsidiaries and affiliates of Financial Security Assurance Holdings Ltd. (hereafter referred to as “FSA”) to reinsure certain policies issued by FSA which guarantee the timely payment of the principal of and interest on various types of debt obligations. XLFA’s obligations under certain of these arrangements are guaranteed by XLI. Effective upon the IPO, the guarantee was terminated with respect to all new business assumed by XLFA under such arrangement, but the guarantee remains in effect with respect to cessions under the agreement prior to the IPO. Premiums assumed by XLFA under its reinsurance arrangements with FSA represented 70%, 66%, and 73% of the Company’s total reinsurance premiums assumed for the years ended December 31, 2006, 2005, and 2004. respectively.

  XLFA has guaranteed certain of XLI’s obligations in connection with certain transactions where XLI’s customer required such credit enhancement. Each of these transactions has a “double trigger” structure, meaning that XLFA does not have to pay a claim unless both the underlying transaction and XLI default. For each of these transactions, XLFA has entered into a reimbursement agreement with XLI, pursuant to which XLI pays XLFA a fee for providing its guarantee and XLI grants XLFA a security interest in a portion of the payments received by it from its client. As of December 31, 2006 and 2005, XLFA’s aggregate net par outstanding relating to such guarantees was $522.8 million and $526.8 million, respectively.

  Effective May 1, 2004, XLI entered into an agreement with XLCA which unconditionally and irrevocably guarantees to XLCA the full and complete payment when due of all of XLFA’s obligations under its facultative quota share reinsurance agreement with XLCA, under which agreement XLFA has assumed business from XLCA since December 19, 2000. The par value of business guaranteed by XLI under this agreement was approximately $83.1 billion and $73.9 billion as of December 31, 2006 and 2005, respectively. The XLI guarantee agreement terminated with respect to any new business produced by XLCA and ceded to XLFA pursuant to the faculative quota share reinsurance agreement after the effective date of the IPO, but the guarantee remains in effect with respect to cessions under the such agreement prior to the IPO.

  The Company provides financial guarantee insurance policies insuring timely payment of investment agreements issued by XL Asset Funding Company I LLC (“XLAF”), an affiliate of the Company. As of December 31, 2006 and 2005, the aggregate face amount of such investment agreements insured by the Company was $3.9 billion ($554.8 million net of reinsurance) and $3.7 billion ($366.7 million net of reinsurance), respectively. In addition, the Company insures XLAF’s obligations under certain derivative contracts issued and purchased by XLAF. As of December 31, 2006 and 2005, the total notional value of such contracts insured was $179.1 million and $167.8 million, respectively. For the years ended December 31, 2006, 2005, and 2004, the Company recorded earned premiums of $3.8 million, $3.0 million and $2.0 million, respectively, relating to the aforementioned contracts.

APPENDIX C

AMENDED AND RESTATED SECURITY CAPITAL ASSURANCE LTD
2006 LONG TERM INCENTIVE AND SHARE AWARD PLAN

     1. Purposes.

     The purposes of the Amended and Restated 2006 Long Term Incentive and Share Award Plan are to advance the interests of Security Capital Assurance Ltd and its shareholders by providing a means to attract, retain, and motivate employees, consultants and directors of the Company, its subsidiaries and affiliates, to provide for competitive compensation opportunities, to encourage long term service, to recognize individual contributions and reward achievement of performance goals, and to promote the creation of long term value for shareholders by aligning the interests of such persons with those of shareholders.

     2. Definitions.

     For purposes of the Plan, the following terms shall be defined as set forth below:

(a)

“Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b)

“Award” means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Person under the Plan.

(c)	“Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(d)

“Beneficiary” means the person, persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e)	“Board” means the Board of Directors of the Company.

(f)

“Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(g)

“Committee” means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable, and each of whom is an “outside director” within the meaning of Section 162(m) of the Code, to the extent applicable; provided, further, that the mere fact that the Committee shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

(h)	“Company” means Security Capital Assurance Ltd, a corporation organized under the laws of Bermuda, or any successor corporation.

(i)	“Director” means a member of the Board who is not an employee of the Company, a Subsidiary or an Affiliate.

(j)

“Dividend Equivalent” means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

(k)

“Eligible Person” means (i) an employee or consultant of the Company, a Subsidiary or an Affiliate, including any director who is an employee, or (ii) a Director. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee, consultant or Director, in connection with his or her hiring or retention prior to the date the employee, consultant or Director first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested or exercisable prior to the date the employee, consultant or Director first performs such services.

(l)

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

(m)

“Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the mean between the high and low selling prices per Share on the date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.

(n)	“ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(o)	“NQSO” means any Option that is not an ISO.

(p)	“Option” means a right, granted under Section 5(b), to purchase Shares.

(q)	“Other Share-Based Award” means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

(r)	“Participant” means an Eligible Person who has been granted an Award under the Plan.

(s)	“Performance Share” means a performance share granted under Section 5(f).

(t)	“Performance Unit” means a performance unit granted under Section 5(f).

(u)	“Plan” means this Amended and Restated 2006 Long Term Incentive and Share Award Plan.

(v)	“Restricted Shares” means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

(w)	“Restricted Share Unit” means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

(x)	“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(y)

“SAR” or “Share Appreciation Right” means the right, granted under Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

(z)	“Shares” means common shares, $0.01 par value per share, of the Company, and such other securities as may be substituted for Shares pursuant to Section 4(c) hereof.

(aa)

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(bb)

“Termination of Service” means the termination of the Participant’s employment, consulting services or directorship with the Company, its Subsidiaries and its Affiliates, as the case may be. A Participant employed by a Subsidiary of the Company or one of its Affiliates shall also be deemed to incur a Termination of Service if the Subsidiary of the Company or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee or director of, or a consultant to, the Company, another Subsidiary of the Company or an Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered a Termination of Service.

     3. Administration.

(a)

Authority of the Committee. The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

	(i)	to select Eligible Persons to whom Awards may be granted;

	(ii)	to designate Affiliates;

	(iii)	to determine the type or types of Awards to be granted to each Eligible Person;

(iv)

to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(v)

to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(vi)

to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person;

	(vii)	to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

	(viii)	to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(ix)

to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

	(x)	to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable;

	(xi)	to determine whether uncertificated Shares may be used in satisfying Awards and otherwise in connection with the Plan; and

	(xii)	to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

(b)

Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

(c)

Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

(d)

Limitation on Committee’s Discretion. Anything in this Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, if the Award Agreement so provides, the Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as such performance-based compensation.

(e)

No Option or SAR Repricing Without Shareholder Approval. Except as provided in the first sentence of Section 4(c) hereof relating to certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, Options and SARs issued under the Plan shall not be amended to lower their exercise price, Options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices, and no other action shall be taken with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which the Shares are listed.

(f)

Limitation on Committee’s Authority under 409A. Anything in this Plan to the contrary notwithstanding, the Committee’s authority to modify outstanding Awards shall be limited to the extent necessary so that the existence of such authority does not (i) cause an Award that is not otherwise deferred compensation subject to Section 409A of the Code to become deferred compensation subject to Section 409A of the Code or (ii) cause an Award that is otherwise deferred compensation subject to Section 409A of the Code to fail to meet the requirements prescribed by Section 409A of the Code.

     4. Shares Subject to the Plan.

(a)

Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 7,048,182. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the applicable provisions of the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised.

(b)

Subject to adjustment as provided in Section 4(c) hereof, the maximum number of Shares (i) with respect to which Options or SARs may be granted during a calendar year to any Eligible Person under this Plan shall be 500,000 Shares, and (ii) with respect to which Performance Shares, Performance Units, Restricted Shares or Restricted Share Units intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code may be granted during a calendar year to any Eligible Person under this Plan shall be 500,000 Shares.

(c)

In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, extraordinary distribution or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, (i) adjust any or all of (x) the number and kind of shares which may thereafter be issued under the Plan, (y) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (z) the exercise price, grant price, or purchase price relating to any Award, or (ii) provide for a distribution of cash or property in respect of any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise; provided further, however, that no adjustment shall be made pursuant to this Section 4(c) that causes any Award that is not otherwise deferred compensation subject to Section 409A of the Code to be treated as deferred compensation pursuant to Section 409A of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that, if an Award Agreement specifically so provides, the Committee shall not have discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

(d)

Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

     5. Specific Terms of Awards.

(a)

General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of Termination of Service by the Eligible Person.

(b)	Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

(i)

Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price per Share of an Option shall not be less than the Fair Market Value of a Share on the date of grant of the Option. The Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

(ii) Option Term. The term of each Option shall be determined by the Committee; provided, however, that such term shall not be longer than ten years from the date of grant of the Option.

(iii)

Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons.

(iv)

Early Exercise. The Committee may provide at the time of grant or any time thereafter, in its sole discretion, that any Option shall be exercisable with respect to Shares that otherwise would not then be exercisable, provided that, in connection with such exercise, the Participant enters into a form of Restricted Share agreement approved by the Committee with respect to Shares received on exercise.

(v)

ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan. ISOs may only be granted to employees of the Company or a Subsidiary.

(c)	SARs. The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Persons on the following terms and conditions:

(i)

Right to Payment. A SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise over (2) the exercise price per Share of the SAR, as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value per Share on the date of grant of the SAR and, in the case of a SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying Option).

(ii)

Other Terms. The Committee shall determine, at the time of grant, the time or times at which a SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

(d)	Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:

(i)

Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.

(ii)

Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon Termination of Service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of Termination of Service resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

(iii)

Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and, unless otherwise determined by the Committee, the Company shall retain physical possession of the certificate and the Participant shall deliver a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

(iv)

Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date, and subject to such conditions, as determined by the Committee, in cash or in restricted or unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Unless otherwise determined by the Committee, Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

(v)

Early Exercise Options. The Committee shall award Restricted Shares to a Participant upon the Participant’s early exercise of an Option under Section 5(b)(iv) hereof. Unless otherwise determined by the Committee, the lapse of restrictions with respect to such Restricted Shares shall occur on the same schedule as the exercisability of the Option for which the Restricted Shares were exercised.

(e)	Restricted Share Units. The Committee is authorized to grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:

(i)

Award and Restrictions. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

(ii)

Forfeiture. Except as otherwise determined by the Committee at the date of grant or thereafter, upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of Termination of Service resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

(iii)

Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, Dividend Equivalents on the specified number of Shares covered by a Restricted Share Unit shall be either (A) paid with respect to such Restricted Share Unit at the dividend payment date in cash or in restricted or unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Share Unit and the amount or value thereof automatically deemed reinvested in additional Restricted Share Units or other Awards, as the Committee shall determine or permit the Participant to elect.

(f)	Performance Shares and Performance Units. The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Persons on the following terms and conditions:

(i)

Performance Period. The Committee shall determine a performance period (the “Performance Period”) of one or more years or other periods and shall determine the performance objectives for grants of Performance Shares and Performance Units. Performance objectives may vary from Eligible Person to Eligible Person and shall be based upon the performance criteria as the Committee may deem appropriate. The performance objectives may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.

(ii)

Award Value. At the beginning of a Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met.

(iii)

Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective; provided, however, that, if an Award Agreement so provides, the Committee shall not have any discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

(iv)

Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon Termination of Service during the applicable Performance Period, Performance Shares and Performance Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of Terminations of Service resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares and Performance Units.

(v)

Payment. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period.

(g)

Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided, however, that, unless otherwise determined by the Committee, Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of any underlying Awards to which they relate.

(h)

Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

(i)	Directors’ Deferral.

(i)

Each Director may make a written irrevocable election before the beginning of a calendar year to defer payment of all or fifty percent (50%) of the cash compensation otherwise payable as his or her annual retainer fees for service as a Director for the calendar year. Notwithstanding the foregoing, a Director who is first elected or appointed to the Board may make a written irrevocable deferral election under this Section 5(i) within thirty (30) days after the date of such election or appointment to the Board in respect of annual retainer fees for services to be performed by the Director subsequent to the election. Deferral elections made hereunder shall remain in effect for all future calendar years until changed in writing, which change shall apply prospectively to the calendar year beginning after the date of the written change of election. Elections shall be made hereunder when delivered in writing to the person designated from time to time by the Company to receive the elections.

(ii)

All compensation which a Director elects to defer pursuant to this Section 5(i) shall be credited in the form of Share units in the name of the Director, and such Share units shall be considered Other Share-Based Awards under this Plan. Each such Share unit shall represent the right to receive one Share at the time set forth in Section 5(i)(D) below. The number of Share units so credited will be equal to the number of Shares having an aggregate Fair Market Value on the date the compensation would otherwise have been paid equal to the amount by which the Director’s cash compensation was reduced pursuant to the deferral election. All Share units credited under this Section 5(i) will be vested in full at all times.

(iii)

As of each date on which a cash dividend is paid on Shares, there shall be granted to each Director a number of additional Share units (including fractional Share units) determined by (i) multiplying the amount of such dividend per Share by the number of Share units, if any, held by the Director, and (ii) dividing the total so determined by the Fair Market Value of a Share on the date of payment of such cash dividend.

(iv)

Shares subject to each Share unit shall be distributed (in the form of one Share for each Share unit) in a single lump sum at the time of the Director’s Termination of Service. In the event of a Change in Control prior to a Director’s Termination of Service, Shares subject to each Share unit shall be distributed (in the form of one Share for each Share unit) in a single lump sum at the time of the Change in Control.

     6. Certain Provisions Applicable to Awards.

(a)

Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. Subject to the provisions of Section 3(e) hereof prohibiting Option and SAR repricing without shareholder approval, the per Share exercise price of any Option, or grant price of any SAR, which is granted in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate, or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

(b)

Term of Awards. The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or SAR exceed a period of ten years from the date of its grant (or, in the case of ISOs, such shorter period as may be applicable under Section 422 of the Code).

(c)

Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, notes or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid nondeductibility of the payment under Section 162(m) of the Code.

(d)

Nontransferability. Unless otherwise set forth by the Committee in an Award Agreement, Awards shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his guardian or legal representative. An Eligible Person’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person’s creditors.

(e)

Noncompetition. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with, solicit customers or employees of, or disclose or use confidential information of the Company or its Affiliates.

     7. Performance Awards.

(a)

Performance Awards Granted to Covered Employees. If the Committee determines that an Award (other than an Option or SAR) to be granted to an Eligible Person should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant, vesting, exercise and/or settlement of such Award (each, a “Performance Award”) shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 7(a).

(i)

Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(a). The performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, vested, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, vesting, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)

Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or Affiliates or other business units or lines of business of the Company shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share (basic or fully diluted); (2) revenues; (3) earnings, before or after taxes, from operations (generally or specified operations), or before or after interest expense, depreciation, amortization, incentives, or extraordinary or special items; (4) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin or operating expense; (8) net income; (9) Share price or total stockholder return; (10) book value or adjusted book value; (11) expense ratio; (12) operating income; and (13) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of Subsidiaries, Affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii)

Performance Period; Timing for Establishing Performance Goals; Per-Person Limit. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed. In all cases, the maximum Performance Award of any Participant shall be subject to the limitation set forth in Section 4(b) or 7(a)(v), as applicable.

(iv)

Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to the Participant in respect of a Performance Award subject to this Section 7(a). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of Termination of Service of the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(v)

Maximum Annual Cash Award. The maximum amount payable upon settlement of a cash-settled Performance Unit (or other cash-settled Award) granted under this Plan for any calendar year to any Eligible Person that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall not exceed $3,000,000.

(b)

Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and the amount of any final Performance Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m) of the Code. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

     8. Change in Control Provisions.

(a)

Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise provided by the Committee at the time of the Award grant, in the event of a Change in Control, (i) all outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable at the time of the Change in Control, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company at the time of the Change in Control.

(b)	Definition of Change in Control. For purposes of this Plan, “Change in Control” shall mean:.

(i)

the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (other than by exercise of a conversion privilege); (ii) any acquisition by the Company or any of its Subsidiaries; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; (iv) any acquisition by any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (unless a Person’s ownership of the acquiring corporation results in that Person indirectly owning 35% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities); or (v) any acquisition by XL Capital Ltd or its wholly-owned subsidiaries unless, at any time after the Effective Date and prior to such acquisition, XL Capital Ltd and its subsidiaries own less than 35% of the Outstanding Company Voting Securities;

(ii)

during any period of two consecutive years, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such period whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act);

(iii)

consummation of a reorganization, scheme of arrangement, merger, consolidation or similar transaction (collectively, a “Transaction”), in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Transaction, do not, following such Transaction, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Transaction in substantially the same proportions as their ownership, immediately prior to such Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(iv)

consummation of a sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

(v)	approval by the shareholders of the Company of a complete liquidation or dissolution (or similar transaction) of the Company.

Notwithstanding the foregoing, in the case of an Award that constitutes deferred compensation subject to Section 409A of the Code, the definition of “Change in Control” set forth above shall not apply, and the term “Change in Control” shall instead mean a “change in the ownership or effective control” of the Company or “in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A(a)(2)(A)(v) of the Code and the regulations and guidance issued thereunder, but only to the extent this substitute definition is necessary in order for the Award to comply with the requirements prescribed by Section 409A of the Code.

     9. General Provisions.

(a)

Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any stock exchange, regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or any required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

(b)

No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee’s, consultant’s or director’s employment or service at any time.

(c)

Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person’s tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state and local law.

(d)

Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment or alteration shall be subject to the approval of the Company’s shareholders (i) to the extent such shareholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or (ii) as it applies to ISOs, to the extent such shareholder approval is required under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

(e)

No Rights to Awards; No Shareholder Rights. No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

(f)

Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(g)

Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(h)

Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants or directors unless the Company shall determine otherwise.

(i)

No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)

Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of New York without giving effect to principles of conflict of laws thereof.

(k)

Effective Date; Plan Termination. The Plan became effective as of August 1, 2006, (the “Effective Date”). The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date.

(l)

Section 409A. It is intended that the Plan and Awards issued thereunder will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder) to the extent the Awards are subject thereto, and the Plan and such Awards shall be interpreted on a basis consistent with such intent. The Plan and any Award Agreements issued thereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

(m)

Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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APPENDIX D

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

     The following table summarizes the Company’s equity compensation plan information as of December 31, 2006:

Number of
securities
	Number of		remaining available
	securities to be		for future issuance
	issued upon	Weighted-average	under equity
	exercise of	exercise price of	compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected
	and rights	and rights	in column a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved
by security holders
Equity compensation plans not approved
by security holders(1)	647,963	$20.50	2,702,291 (2)
Total	647,963	$20.50	2,702,291
_______________
(1)	The Plan is being submitted for approval by Shareholders at our annual general meeting of Shareholders to be held May 4, 2007.
(2)	The securities available to be issued under the Plan may be in any form provided for under the Plan.

D-1

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APPENDIX E

AMENDED AND RESTATED SECURITY CAPITAL ASSURANCE LTD
ANNUAL INCENTIVE COMPENSATION PLAN

Section 1 Purpose.

     Security Capital Assurance Ltd (the “Company”) has established this Annual Incentive Compensation Plan (the “Plan”) in order to provide the Company with an additional means to attract and retain executive officers by providing them with an opportunity to earn annual incentive compensation, contingent on the achievement of certain performance goals, as an incentive and reward for their contributions to the growth, profitability and success of the Company from year to year.

     The Company intends that compensation payable under the Plan will constitute “qualified performance-based compensation” under Section 162(m) of the Code (as hereinafter defined). The Plan shall be interpreted and construed in a manner consistent with such intent.

Section 2 Definitions.

2.1	“Award” means the amount of incentive compensation to which a Participant is entitled for each Plan Year as determined by the Committee pursuant to Sections 4 and 5 of the Plan.

2.2	“Board” means the Company’s Board of Directors.

2.3	“Code” means the Internal Revenue Code of 1986, as amended, including applicable regulations thereunder.

2.4

“Committee” means the Compensation Committee of the Board, which shall be comprised solely of at least two persons who, to the extent required to satisfy the exception for performance-based compensation under Section 162(m) of the Code, are “outside directors” within the meaning of such section. However, no act of the Committee shall be void or deemed to be without authority due to the failure of a member to meet any qualification requirement at the time the action is taken.

2.5

“Determination Date” means the day not later than the 90th day of a Plan Year or such other date by which the Committee may establish performance goals for a Plan Year without causing an Award to be treated as other than performance-based compensation under Section 162(m) of the Code.

2.6	“Eligible Employee” means any executive officer (as that term is defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended) or other key executive of the Company or its subsidiaries.

2.7

“Participant” means an Eligible Employee who has been selected by the Committee to potentially receive an Award for a given Plan Year, subject to achievement of one or more performance goals and satisfaction of other conditions under the Plan or specified by the Committee.

2.8	“Plan Year” means the fiscal year of the Company or such other period established by the Committee.

Section 3 Administration.

     The Plan shall be administered by the Committee. The Committee shall have the authority to establish performance goals for the awarding of Awards for each Plan Year; to determine the Participants for each Plan Year; to determine whether performance goals for each Plan Year have been achieved; to authorize payment of Awards under the Plan, including determining the form and timing of payment and any conditions (such as further service requirements) that will apply to such payment; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; and to interpret the terms and provisions of the Plan. All determinations made by the Committee with respect to the Plan and Awards thereunder shall be final and binding on all persons, including the Company and all Eligible Employees.

Section 4 Determination of Awards.

     The amount of a Participant’s Award for any Plan Year shall be an amount not greater than $3,000,000, which amount shall be determined based on the achievement of one or more performance goals established by the Committee with respect to a Participant. Performance goals may vary as among Participants and shall be based upon one or more of the following criteria, as the Committee may deem appropriate: appreciation in value of the

Company’s common stock; total shareholder return; earnings per share; operating income; net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pro forma net income; return on equity; return on designated assets; return on capital; economic value created or economic profit; earnings per share and/or growth thereof; book value; adjusted book value; revenues; expenses (including expense ratio); loss ratio; new business production; capital markets and/or acquisition transactions; investment programs initiated; operating profit margin; operating cash flow; free cash flow; cash flow return on investment; operating margin; and net profit margin. Performance goals may be expressed as absolute goals, goals compared to past performance, goals compared to the performance of a published or special index or benchmark deemed applicable by the Committee, or otherwise as determined by the Committee. The performance goals may be determined by reference to the performance of the Company and/or a subsidiary or affiliate of the Company, or of a division or unit of any of the foregoing. No later than the Determination Date for a Plan Year, the Committee shall designate (i) the Participants for such Plan Year, (ii) the performance goals for such Plan Year and (iii) the corresponding Award amounts payable to each Participant under the Plan upon achievement of such performance goals and satisfaction of other conditions under the Plan or specified by the Committee. So long as an Award is fully contingent upon a measure of performance as specified in this Section 4, the Committee may consider other measures of performance or other circumstances in its exercise of discretion (“negative discretion”) to reduce the final Award. The Committee may specify at the time an Award opportunity is authorized or at any other time such other performance measures or other terms upon which it will exercise negative discretion.

Section 5 Payment of Award.

     An Award (if any) to a Participant for a Plan Year shall be paid following the end of the Plan Year; provided, however, that the Committee shall have first certified in writing (i) that the applicable performance goal or goals with respect to such Participant for such Plan Year were satisfied and the level of the attainment of such goal or goals, (ii) that all other material terms upon which payment of the Award is conditioned were satisfied and (iii) the amount of each Participant’s Award. The Committee, unless it determines otherwise, may exercise negative discretion to reduce the amount that would otherwise be payable under an Award by reason of the applicable performance goal’s having been achieved. Payments will be in cash, subject to any conditions the Committee may impose; provided, however, that the Committee may also provide that an Award will be paid in whole or in part in shares of the Company’s common shares or other Company common share-based awards, including restricted shares, restricted share units or other share awards, if and to the extent that shares are available under a separate equity compensation plan of the Company and permitted to be granted in connection with such incentive awards, in any case with an aggregate fair market value at the time of payment not to exceed $3,000,000. If a Participant dies after the end of a Plan Year but before receiving payment of any Award, the amount of such Award shall be paid to a designated beneficiary or, if no beneficiary has been designated, to the Participant’s estate, in the form of a lump sum payment in cash as soon as practicable after the Award for the Plan Year has been determined and certified in accordance with this Section 5. Notwithstanding the foregoing, the Committee may determine, by separate agreement with any Participant or otherwise, that all or a portion of an Award for a Plan Year shall be payable to the Participant upon the Participant’s death, disability or termination of employment with the Company or its subsidiaries, or upon a change of control of the Company, during the Plan Year.

Section 6 Non-transferability.

     No Award or rights under this Plan may be transferred or assigned other than by will or by the laws of descent and distribution.

Section 7 Amendments and Termination.

     The Board may terminate the Plan at any time and may amend it from time to time, provided, however, that no termination or amendment of the Plan shall materially and adversely affect the rights of a Participant or a beneficiary with respect to a previously certified Award except with the written consent of such Participant or beneficiary. Amendments to the Plan may be made without shareholder approval except as required to satisfy Section 162(m) of the Code.

Section 8 General Provisions.

8.1

Nothing set forth in this Plan shall prevent the Board or the Committee from adopting other or additional compensation arrangements. Neither the adoption of the Plan or any Award hereunder shall confer upon any person any right to continued employment.

8.2

No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

8.3

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, the authorization of Awards and performance goals in recognition of unusual or nonrecurring events, including stock splits, stock dividends, reorganizations, mergers, consolidations, large, special and non-recurring dividends, and acquisitions and dispositions of businesses and assets, affecting the Company and its subsidiaries or any business unit thereof, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant; provided, however, that no such adjustment shall be authorized or made if and to the extent that the existence or exercise of such authority would cause an Award potentially grantable hereunder to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

8.4

The Company shall deduct from any payment in settlement of a Participant’s Award or other payment to the Participant any Federal, state, or local withholding or other tax or charge which the Company is then required to deduct under applicable law with respect to the Award.

8.5

The validity, construction, and effect of the Plan and any rules and regulations or document hereunder shall be determined in accordance with the laws (including those governing contracts) of New York, without giving effect to principles of conflicts of laws.

Section 9 Effective Date of Plan; Shareholder Approval.

     The original plan became effective as of August 1, 2006. The Company currently intends that this Amended and Restated Annual Incentive Compensation Plan will be submitted for approval by its shareholders prior to the first regularly scheduled meeting of shareholders of the Company that occurs more than twelve months after consummation of the initial public offering of the common shares of the Company. The Company also currently intends that the Plan will subsequently be submitted for reapproval of shareholders no later than the first meeting of shareholders that occurs in the fifth year following the year in which shareholders of the Company previously approved the Plan.

SECURITY CAPITAL ASSURANCE LTD

ANNUAL GENERAL MEETING OF HOLDERS OF COMMON SHARES
TO BE HELD ON MAY 4, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Shares of Security Capital Assurance Ltd hereby appoints Paul S. Giordano, or failing him, Kirstin Romann Gould, to be its proxy and to vote for the undersigned on all matters arising at the Annual General Meeting of holders of Common Shares of Security Capital Assurance Ltd or any adjournment thereof, and to represent the undersigned at such meeting or any adjournment thereof to be held on May 4, 2007 in Pembroke, Bermuda.

The Common Shares represented hereby will be voted with the instructions contained herein. If no instruction is given, the Common Shares will be voted “FOR” Items 1, 2, 3 and 4 on the reverse hereof, all said items being fully described in the notice of such meeting, dated as of April 2, 2007, and the accompanying proxy statement, receipt of which are hereby acknowledged. The undersigned ratifies and confirms all that said proxies or their substitutes may lawfully do by virtue hereof.

(Continued, and to be marked, dated and signed, on the other side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.
1.	To elect three Class I Directors to hold office until 2010: (1) Paul S. Giordano	2.	To ratify the appointment of PricewaterhouseCoopers LLP, New York, New York, to act as the independent registered public accounting firm of the Company for the year ending December 31, 2007.

	(2) Robert M. Lichten (3) Alan Z. Senter
	INSTRUCTION: To withhold authority to vote for any nominee listed, write that nominee’s name in the space provided below:		To approve the Amended and Restated 2006 Long Term Incentive and Share Award Plan.

			To approve the Amended and Restated Annual Incentive Compensation Plan.

Date,	2007

Signature(s)

Signature(s)

IMPORTANT: Please sign exactly as your name(s) appear(s) hereon. If you are acting as attorney-in-fact, corporate officer, or in a fiduciary capacity, please indicate the capacity in which you are signing.